Prospectus
March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Equity Fund
CLASS/TICKER	A	SEKAX	T	SEKTX	C	SEKCX	R6	SEKRX	INST	SEKIX	S	SEMGX

DWS Emerging Markets Fixed Income Fund
CLASS/TICKER	A	SZEAX	T	SZETX	C	SZECX	INST	SZEIX	S	SCEMX

DWS ESG Global Bond Fund
CLASS/TICKER	A	SZGAX	T	SZGTX	C	SZGCX	INST	DGBIX	S	SSTGX

DWS Global Macro Fund
CLASS/TICKER	A	DBISX	T	DBIUX	C	DBICX	R	DBITX	R6	DBIWX	INST	MGINX	S	DBIVX

DWS Global Small Cap Fund
CLASS/TICKER	A	KGDAX	T	KGDTX	C	KGDCX	R6	KGDZX	INST	KGDIX	S	SGSCX

DWS Latin America Equity Fund
CLASS/TICKER	A	SLANX	T	SLAUX	C	SLAPX	INST	SLARX	S	SLAFX

(Class T shares are not available for purchase)
As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Emerging Markets Equity Fund

Investment Objective
The fund seeks long-term growth of capital.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 82), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 152) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.70	0.70	0.70	0.70	0.70	0.70
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None	None
Other expenses	0.34	0.26	0.29	0.20	0.28	0.34
Acquired funds fees and expenses	0.04	0.04	0.04	0.04	0.04	0.04
Total annual fund operating expenses	1.32	1.25	2.03	0.94	1.02	1.08
Fee waiver/expense reim- bursement	0.13	0.06	0.09	0.00	0.08	0.06
Total annual fund operating expenses after fee waiver/ expense reimbursement	1.19	1.19	1.94	0.94	0.94	1.02
1Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
The Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.15%, 1.15%, 1.90%, 0.90% and 0.98% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for Class A, Class T, Class C, Institutional Class and Class S)
Prospectus March 1, 2022, as revised May 16, 2022	1	DWS Emerging Markets Equity Fund

remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$689	$368	$297	$96	$96	$104
3	957	631	628	300	317	338
5	1,245	914	1,085	520	555	590
10	2,063	1,718	2,169	1,155	1,241	1,312
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$689	$368	$197	$96	$96	$104
3	957	631	628	300	317	338
5	1,245	914	1,085	520	555	590
10	2,063	1,718	2,169	1,155	1,241	1,312
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 94% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund considers “emerging markets” to include any countries or markets (i) currently classified as low-to-middle income economies by the World Bank; or (ii) currently considered to be developing by the International Finance Corporation or the United Nations or its authorities.
The fund considers an issuer to have more than half of its business in emerging markets if at least (i) 50% of the issuer's assets are in an emerging market country, or (ii) 50% of an issuer's revenues or profits are from goods produced or sold, investments made, or services performed in emerging markets.
The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when portfolio management believes these securities may perform at least as well as equities.
The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.
Management process. Portfolio management generally uses a four step management process. In the first step, using a macroeconomic outlook, portfolio management assesses the general outlook for emerging market equities. The key drivers of this outlook are growth, valuation, and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, portfolio management performs a bottom-up fundamental analysis of the companies in the designated countries and sectors (i.e., an analysis of the salient attributes of the various individual companies), resulting in recommended stocks for the designated countries and sectors and corresponding target prices for those stocks. Salient company attributes that portfolio management may consider include attractiveness of valuation relative to earnings, sustainability of business model, the presence of clearly identifiable catalysts, such as a specific corporate event, and positive share price momentum. Portfolio management may also consider financially material Environmental, Social and Governance (ESG) factors in its fundamental analysis including, but not limited to, a company’s climate transition risk (an assessment of a company’s likely success at managing the transition to a carbon-free world). In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors. In the third step, portfolio management constructs the fund’s portfolio, weighting individual stocks based on management’s assessments and setting individual country and sector market exposure based on management’s outlook. In the fourth and final step, portfolio management actively monitors the fund’s portfolio, including an ongoing assessment of the portfolio’s risks. Portfolio management will typically sell a security if it no longer represents good value relative to fundamentals and/or if it lacks positive catalysts.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Equity Fund

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Equity Fund

Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund’s US dollar share price may go down if the value of the local currency of the non−US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. Furthermore, the fund’s use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High yield debt securities are considered speculative, and credit risk for high yield securities is greater than for higher-rated securities.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Equity Fund

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	18.92%	December 31, 2020
Worst Quarter	-21.91%	March 31, 2020
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Equity Fund

Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/29/2001	-16.84	7.13	4.19
After tax on distribu- tions		-16.71	7.04	4.20
After tax on distribu- tions and sale of fund shares		-9.43	5.76	3.50
Class T before tax	6/5/2017	-14.01	7.85	4.54
Class C before tax	5/29/2001	-12.43	7.58	4.02
INST Class before tax	3/3/2008	-11.55	8.67	5.07
Class S before tax	5/8/1996	-11.61	8.60	5.03
MSCI Emerging Markets Index (reflects no deduc- tion for fees or expenses)		-2.54	9.87	5.49

	Class Inception	1 Year	Since Inception
Class R6 before tax	9/7/2018	-11.54	6.07
MSCI Emerging Markets Index (reflects no deduc- tion for fees or expenses)		-2.54	8.29
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS Investments Hong Kong Limited
Portfolio Manager(s)
Sean Taylor, Chief Investment Officer APAC. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Equity Fund

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

Investment Objective
The fund seeks to provide high current income and, secondarily, long-term capital appreciation.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 82), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 152) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	4.50	2.50	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	INST	S
Management fee	0.59	0.59	0.59	0.59	0.59
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None
Other expenses[2]	0.57	0.54	0.66	0.37	0.53
Total annual fund operating expenses	1.40	1.38	2.25	0.96	1.12
Fee waiver/expense reimbursement	0.27	0.25	0.37	0.08	0.24
Total annual fund operating expenses after fee waiver/expense reimbursement	1.13	1.13	1.88	0.88	0.88
1Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.13%, 1.13%, 1.88%, 0.88% and 0.88% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information
Prospectus March 1, 2022, as revised May 16, 2022	8	DWS Emerging Markets Fixed Income Fund

presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See ”Class C Shares“ in the ”Choosing a Share Class“ section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	INST	S
1	$560	$362	$291	$90	$90
3	848	652	668	298	332
5	1,157	963	1,171	523	594
10	2,032	1,845	2,341	1,171	1,342
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	INST	S
1	$560	$362	$191	$90	$90
3	848	652	668	298	332
5	1,157	963	1,171	523	594
10	2,032	1,845	2,341	1,171	1,342
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
Main Investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as “junk bonds”) and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets.
The fund considers “emerging markets” to include, but not to be limited to: (i) the countries or markets that are part of the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index; or (ii) the countries or markets that are classified as “emerging market and developing economies” by the International Monetary Fund (“IMF”) (World Economic Outlook); or (iii) countries listed as low or middle (both lower middle and higher middle) income by the World Bank, if a country is an emerging market and if such country is not listed in the JP Morgan EMBI Global Diversified Index and if it is not classified as an “emerging market and developing economy” by the IMF.
The fund may invest without limit in investment-grade debt securities and in junk bonds, which are those below the fourth credit grade (grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default.
The fund invests at least 50% of total assets in US dollar-denominated securities.
Management process. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. Portfolio management may consider financially material Environmental, Social and Governance (ESG) factors in its fundamental analysis. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.
Derivatives. Portfolio management generally may use futures contracts or options, which are types of derivatives (contracts whose value are based on, for example, indices, currencies or securities) as a hedge against anticipated changes in interest rates, fixed income markets or currency markets, for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), or for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Fixed Income Fund

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Fixed Income Fund

future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund’s US dollar share price may go down if the value of the local currency of the non−US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. Furthermore, the fund’s use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Fixed Income Fund

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	17.54%	June 30, 2020
Worst Quarter	-17.97%	March 31, 2020
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Fixed Income Fund

Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/18/2001	-6.05	2.70	2.46
After tax on distribu- tions		-7.70	1.00	0.80
After tax on distribu- tions and sale of fund shares		-3.55	1.32	1.16
Class T before tax		-4.08	3.09	2.67
Class C before tax	6/18/2001	-2.24	2.88	2.17
INST Class before tax	3/3/2008	-1.27	3.94	3.27
Class S before tax	12/31/1993	-1.37	3.88	3.19
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)		-1.80	4.65	5.28
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS International GmbH
Portfolio Manager(s)
Nicolas Schlotthauer, CEFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Joergen Hartmann, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
Roland Gabert, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Fixed Income Fund

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Emerging Markets Fixed Income Fund

DWS ESG Global Bond Fund

Investment Objective
The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 82), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 152) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	4.50	2.50	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	INST	S
Management fee	0.31	0.31	0.31	0.31	0.31
Distribution/service (12b-1) fees	0.21	0.25	1.00	None	None
Other expenses[2]	0.66	0.63	0.79	0.65	0.66
Total annual fund operating expenses	1.18	1.19	2.10	0.96	0.97
Fee waiver/expense reimbursement	0.23	0.24	0.40	0.26	0.27
Total annual fund operating expenses after fee waiver/expense reimbursement	0.95	0.95	1.70	0.70	0.70
1Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds fees and expenses) at ratios no higher than 0.95%, 0.95%, 1.70%, 0.70% and 0.70% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information
Prospectus March 1, 2022, as revised May 16, 2022	15	DWS ESG Global Bond Fund

presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See ”Class C Shares“ in the ”Choosing a Share Class“ section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	INST	S
1	$543	$345	$273	$72	$72
3	786	595	619	280	282
5	1,049	865	1,092	506	510
10	1,798	1,636	2,163	1,154	1,165
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	INST	S
1	$543	$345	$173	$72	$72
3	786	595	619	280	282
5	1,049	865	1,092	506	510
10	1,798	1,636	2,163	1,154	1,165
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States, that meet the Advisor’s sustainability criteria at the time of investment. The fund may, at the discretion of portfolio management, invest up to 20% of net assets in investments that do not meet such sustainability criteria. The fund can buy many types of income producing securities of any stated maturity, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities. The fund is typically invested in at least three different countries, which may include emerging markets.
The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below), and may include debt securities not currently paying interest or in default. The fund will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s assets.
Management process. In choosing investments for the fund, portfolio management uses a proprietary environmental, social and governance (ESG) issuer rating as well as fundamental security analysis.
The ESG rating used by the Advisor to meet the Advisor’s sustainability criteria is DWS’s ESG Quality Assessment rating. This rating is generated by a DWS proprietary ESG tool that evaluates and rates an issuer’s performance across a variety of ESG assessment categories, primarily on the basis of data obtained from multiple third-party ESG data providers and public sources. An additional DWS internal review process allows for changes to the ESG rating. An internal review may occur, for example, if it is deemed that information is not reflected in the existing ESG rating because new information or insights have emerged that the ESG data providers have not yet processed. Examples of information that may be considered in such internal assessments include, but are not limited to, the announcement of new (or withdrawal from previously announced) climate-related commitments, or the resolution of legacy (or involvement in new) controversies. Portfolio management may use its discretion in considering application of internal assessments on a given rating.
A DWS ESG Quality Assessment rating is provided for both corporate and sovereign issuers. For corporate issuers, the DWS ESG Quality Assessment seeks to identify ESG leaders and laggards within industry and region-specific peer groups in terms of overall ESG performance (best-in-class approach). Issuers within the same industry and region-specific peer group are rated on a scale of A (leader) to F (laggard). Issuers with a rating of C or above are deemed to meet the Advisor’s sustainability criteria. In calculating the DWS ESG Quality Assessment rating, the DWS proprietary ESG tool utilizes a proprietary methodology to evaluate ESG scores from multiple third-party data providers across a broad range of ESG-related issues to arrive at a consensus overall quality ranking intended to reflect which companies may be positioned better, and which companies may be more exposed to unmanaged future ESG risks, relative to their peers. The broad range of ESG-related issues covered include, among others, assessments of an issuer’s carbon emissions including its own emissions and those of its products and services, land use and biodiversity, climate change strategy and vulnerability, product safety and quality, employee management issues including equal opportunities and non-discrimination, freedom of association and right to collective bargaining and occupational health and safety, community relations, human rights issues related to supply chain, business ethics and anti-corruption, and corporate governance matters including executive pay, board diversity and board independence. For asset-backed and similar securities,
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DWS ESG Global Bond Fund

the DWS ESG Quality Assessment rating assigned to the issuing agency or entity is used unless an explicit ESG assessment is available from an outside party for the specific asset-backed or similar security. For example, certain mortgage-backed securities are assessed by independent third parties who consider the sustainable impact of the underlying loans such as providing support for affordable housing to low-to-moderate income families or projects that include environmental impact features. For sovereign issuers, the DWS ESG Quality Assessment rating evaluates countries based on traditional indicators including governmental policies and actions on issues such as climate change and natural resources, social conditions, basic needs, institutional strength, and rule of law, in addition to an assessment of political and civil freedom.
In its fundamental analysis, portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. As part of this fundamental analysis, portfolio management may also consider ESG factors other than the DWS Quality Assessment rating, where such ESG factors are deemed to be financially material. These ESG factors may include other separate specialized ratings generated by the ESG tool. Examples of these specialized ratings include the DWS Climate Transition Risk Rating, DWS Norm Rating and DWS Sustainable Development Goals Rating, as well as ratings for involvement in controversial sectors and involvement in controversial weapons.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.
Derivatives. Portfolio management generally may use futures contracts and interest rate swap contracts, which are types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) to gain exposure to different parts of the yield curve while managing overall duration. Portfolio management generally may also use credit default swaps (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. Portfolio management generally may also use options, to seek to enhance potential gains by increasing or decreasing the fund’s exposure to a particular sector or market or as a substitute for direct investment. In addition, portfolio management may generally use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains. While portfolio management may periodically hedge exposure to changes in foreign currency exchange rates depending on its current market views, it does not intend to hedge all non-US currency exposure back to the US dollar.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Derivatives used by the fund do not receive a DWS ESG Quality Assessment rating and are not otherwise evaluated using ESG criteria.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant
Prospectus March 1, 2022, as revised May 16, 2022

DWS ESG Global Bond Fund

adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the
Prospectus March 1, 2022, as revised May 16, 2022

DWS ESG Global Bond Fund

fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors. The ESG research and ratings used by the Advisor are based on information that is publicly available and/or provided by the companies themselves or by third parties. Such information may be unavailable or unreliable and, with respect to information provided by third parties, may be based on criteria that differs among data providers. The reliability and comparability of the data will affect the proprietary ratings utilized by the Advisor. The ESG ratings utilized by the Advisor are based on peer group comparisons, which may result in a favorable rating for an issuer that might not have received a favorable rating if compared to a broader universe of issuers. Additionally, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund’s US dollar share price may go down if the value of the local currency of the non−US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. Furthermore, the fund’s use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market
Prospectus March 1, 2022, as revised May 16, 2022

DWS ESG Global Bond Fund

swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Prior to May 1, 2019, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
Prospectus March 1, 2022, as revised May 16, 2022

DWS ESG Global Bond Fund

Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	4.07%	June 30, 2020
Worst Quarter	-4.89%	June 30, 2013
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/18/2001	-6.73	2.01	1.71
After tax on distribu- tions		-6.98	1.28	0.69
After tax on distribu- tions and sale of fund shares		-3.98	1.22	0.89
Class T before tax		-4.79	2.41	1.91
Class C before tax	6/18/2001	-3.17	2.17	1.41
Class S before tax	3/1/1991	-2.10	3.19	2.43
Bloomberg Global Aggregate Bond Currency Hedged Index (reflects no deduction for fees, expenses or taxes)		-1.39	3.39	3.49

	Class Inception	1 Year	Since Inception
INST Class before tax	12/1/2020	-2.22	-1.42
Bloomberg Global Aggregate Bond Currency Hedged Index (reflects no deduction for fees, expenses or taxes)		-1.39	-1.09
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial
Prospectus March 1, 2022, as revised May 16, 2022

DWS ESG Global Bond Fund

account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Prospectus March 1, 2022, as revised May 16, 2022

DWS ESG Global Bond Fund

DWS Global Macro Fund

Investment Objective
The fund seeks to achieve total return.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 82), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 152) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R	R6	INST	S
Management fee	0.60	0.60	0.60	0.60	0.60	0.60	0.60
Distribution/service (12b-1) fees	0.24	0.25	1.00	0.50	None	None	None
Other expenses	0.44	0.39	0.42	0.60	0.34	0.32	0.44
Acquired funds fees and expenses	0.02	0.02	0.02	0.02	0.02	0.02	0.02
Total annual fund operating expenses	1.30	1.26	2.04	1.72	0.96	0.94	1.06
Fee waiver/expense reimbursement	0.22	0.18	0.21	0.39	0.13	0.11	0.23
Total annual fund operating expenses after fee waiver/ expense reimbursement	1.08	1.08	1.83	1.33	0.83	0.83	0.83
1Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
The Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.06%, 1.06%, 1.81%, 1.31%, 0.81%, 0.81% and 0.81% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
Prospectus March 1, 2022, as revised May 16, 2022	23	DWS Global Macro Fund

return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R	R6	INST	S
1	$679	$357	$286	$135	$85	$85	$85
3	943	622	619	504	293	289	314
5	1,227	907	1,079	897	518	509	562
10	2,034	1,719	2,162	1,998	1,166	1,145	1,273
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R	R6	INST	S
1	$679	$357	$186	$135	$85	$85	$85
3	943	622	619	504	293	289	314
5	1,227	907	1,079	897	518	509	562
10	2,034	1,719	2,162	1,998	1,166	1,145	1,273
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Main investments. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange-traded funds (ETFs), and cash. There are generally no limits on asset class exposures, provided that risk parameters are met. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives. In addition, the fund may invest in ETFs, other registered investment companies or exchange-traded notes (ETNs) to gain exposure to certain asset classes, including commodities. The fund’s allocation to different global markets and to different investment instruments will vary depending on the overall economic cycle and assessment by portfolio management. The fund may also invest in asset backed securities, short-term securities and cash equivalents.
The fund can invest in securities of any size, investment style category, maturity, duration or credit quality (including junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below)), and from any country (including emerging markets). Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
Management process. Portfolio management constructs the fund’s portfolio using a combination of top-down macro views and bottom-up research along with risk management strategies. Based on the top-down macro views, the portfolio management team outlines a strategic allocation among asset classes for the portfolio which is a reflection of the team's broad market view. The portfolio management team further takes into consideration news flows, market sentiment and technical factors and then decides on a targeted level of risk. Idea generation, allocation by regions and sectors as well as position sizing are important features of the strategic allocation process during which exposures to different asset classes are determined. Selection of investments is then made using bottom-up fundamental analysis. Portfolio management may consider financially material Environmental, Social and Governance (ESG) factors in its fundamental analysis. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors. The portfolio management team evaluates the strategic allocations and fund investments on an ongoing basis from a risk/return perspective.
Currencies are considered an asset class in their own right by portfolio management and form an integral part of the strategic allocation and the investment selection process. Currencies are actively managed and portfolio management attempts to hedge against undesired currency risk. Portfolio management views currency as an important additional source of alpha-generation. Active currency positions may be taken across developed and emerging market currencies to exploit under- and/or over-valued currencies and to benefit from currency fluctuations. Portfolio management also views currency management as
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

a beneficial source of risk diversification. Completely or partially applied currency hedges may also impact overall fund performance.
Derivatives. Portfolio management takes active currency positions using derivatives (contracts whose value are based on, for example, indices, currencies or securities) such as forward currency contracts, structured notes, futures contracts (including equity index futures) or options contracts. Portfolio management may also generally use forward currency contracts to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.
In addition, portfolio management generally may use futures or options contracts as a substitute for direct investment in a particular asset class, for duration management, for hedging purposes or to keep cash on hand to meet shareholder redemptions. The fund may write covered call options on its portfolio securities to seek to enhance the income generated by the fund’s portfolio. Commodities-linked derivatives may also be used to achieve exposure to commodities.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Derivatives risk – Options risk. An option is a particular type of derivative instrument that gives the option holder the right, but not the obligation, to buy (call) or sell (put) an underlying security at a specified price on or before a specified date. Specifically, the fund intends to write covered call options and, during the option's life, will forgo any profit resulting from an increase in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call, but will retain the risk of loss if the underlying security declines in value.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Infrastructure-related companies risk. The fund invests in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic). REITs may be more volatile and/or more illiquid than other types of equity securities.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Prior to May 8, 2017, the fund had a different management team and operated with a different investment strategy. Prior to July 12, 2013, the fund had a sub-advisor and a different management team and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	10.35%	March 31, 2012
Worst Quarter	-10.19%	March 31, 2020
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	2/28/2001	-0.02	5.38	6.47
After tax on distribu- tions		-0.25	4.57	5.99
After tax on distribu- tions and sale of fund shares		0.15	3.87	5.05
Class T before tax	12/2/2019	3.53	6.11	6.84
Class C before tax	2/28/2001	5.26	5.83	6.30
Class R before tax	7/1/2003	5.79	6.36	6.84
INST Class before tax	5/15/1995	6.36	6.91	7.38
Class S before tax	2/28/2005	6.31	6.89	7.33
ICE BofA US 3-MonthTreasury Bill Index (reflects no deduc- tion for fees or expenses)		0.05	1.14	0.63

	Class Inception	1 Year	Since Inception
Class R6 before tax	7/1/2019	6.45	5.63
ICE BofA US 3-MonthTreasury Bill Index (reflects no deduc- tion for fees or expenses)		0.05	0.70
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS International GmbH
Portfolio Manager(s)
Henning Potstada, Head of Investment Strategy Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
Christoph-Arend Schmidt, CFA, Senior Portfolio Manager and Team Lead Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
Stefan Flasdick, Portfolio Manager Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
Fabian Degen, CFA, Porfolio Manager Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R	None	N/A	N/A	N/A
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Class R, Class R6 and Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Macro Fund

DWS Global Small Cap Fund

Investment Objective
The fund seeks above-average capital appreciation over the long term.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 82), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 152) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.80	0.80	0.80	0.80	0.80	0.80
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None	None
Other expenses	0.43	0.34	0.49	0.24	0.35	0.33
Total annual fund operating expenses	1.47	1.39	2.29	1.04	1.15	1.13
Fee waiver/expense reim- bursement	0.09	0.01	0.16	0.00	0.02	0.00
Total annual fund operating expenses after fee waiver/ expense reimbursement	1.38	1.38	2.13	1.04	1.13	1.13
1Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
The Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired fund fees and expenses) at ratios no higher than 1.38%, 1.38%, 2.13% and 1.13% for Class A, Class T, Class C and Institutional Class, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for Class A, Class T, Class C and Institutional Class) remain the same. Class C shares generally convert automatically to
Prospectus March 1, 2022, as revised May 16, 2022	32	DWS Global Small Cap Fund

Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$707	$387	$316	$106	$115	$115
3	1,005	678	700	331	363	359
5	1,323	991	1,211	574	631	622
10	2,224	1,876	2,407	1,271	1,396	1,375
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$707	$387	$216	$106	$115	$115
3	1,005	678	700	331	363	359
5	1,323	991	1,211	574	631	622
10	2,224	1,876	2,407	1,271	1,396	1,375
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Main investments. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index). As of December 31, 2021, the market capitalization of the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index was between $20.4 million and $26.17 billion.
While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US).
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. The use of dynamic models allows the investment process to capture changing market factors which can impact the outcome of the portfolio rebalancing process.
At the discretion of portfolio management, systematically selected securities may be excluded from the portfolio based upon additional fundamental considerations, such as fundamental analysts' ratings or the Advisor's Environmental, Social and Governance (ESG) analysis, including when portfolio management believes a security has negative ESG risks and/or characteristics which might have a financially material impact on fund performance. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors and may focus on governance matters in particular. Such variations from the models are expected to be infrequent. Securities excluded on such discretion will be replaced by other systematically selected securities. Other equity investments are selected by portfolio management based on their risk and return profile which in turn points to their ability to help achieve the fund’s target risk and contribute to performance.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Small Cap Fund

stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Small Cap Fund

coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Small Cap Fund

cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	24.58%	June 30, 2020
Worst Quarter	-29.84%	March 31, 2020
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	4/16/1998	8.08	7.48	7.97
After tax on distribu- tions		3.89	5.14	5.99
After tax on distribu- tions and sale of fund shares		7.98	5.63	6.26
Class T before tax	6/5/2017	11.79	8.22	8.35
Class C before tax	4/16/1998	13.82	7.94	7.80
INST Class before tax	8/26/2008	14.97	9.07	8.94
Class S before tax	9/10/1991	14.95	9.03	8.89
S&P Developed SmallCap Index (reflects no deduction for fees, expenses or taxes)		15.18	12.40	12.42

	Class Inception	1 Year	5 Years	Since Inception
Class R6 before tax	8/25/2014	15.03	9.13	5.84
S&P Developed SmallCap Index (reflects no deduction for fees, expenses or taxes)		15.18	12.40	9.67
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2021.
Peter Barsa, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2018.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Small Cap Fund

Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Global Small Cap Fund

DWS Latin America Equity Fund

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 82), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 152) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	INST	S
Management fee	1.00	1.00	1.00	1.00	1.00
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None
Other expenses[2]	0.39	0.37	0.44	0.29	0.32
Total annual fund operating expenses	1.63	1.62	2.44	1.29	1.32
Fee waiver/expense reimbursement	0.12	0.11	0.18	0.03	0.06
Total annual fund operating expenses after fee waiver/expense reimbursement	1.51	1.51	2.26	1.26	1.26
1Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.51%, 1.51%, 2.26%, 1.26% and 1.26% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information
Prospectus March 1, 2022, as revised May 16, 2022	38	DWS Latin America Equity Fund

presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See ”Class C Shares“ in the ”Choosing a Share Class“ section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	INST	S
1	$720	$400	$329	$128	$128
3	1,049	738	743	406	412
5	1,400	1,099	1,284	705	718
10	2,387	2,115	2,562	1,554	1,585
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	INST	S
1	$720	$400	$229	$128	$128
3	1,049	738	743	406	412
5	1,400	1,099	1,284	705	718
10	2,387	2,115	2,562	1,554	1,585
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 115% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). The fund defines Latin America as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean.
Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.
The fund may invest up to 20% of net assets in the equity securities of US and other non-Latin American issuers and in debt securities including junk bonds (grade BB/Ba and below). The fund may also invest as much as 10% of net assets in debt securities rated B or lower.
Management process. In choosing securities, portfolio management uses a combination of three analytical disciplines:
◾
Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
◾
Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
◾
Analysis of regional themes. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.
Portfolio management may consider financially material Environmental, Social and Governance (ESG) factors in its fundamental research process and when making investment decisions. In evaluating ESG issues, portfolio management refers to internal and external ESG research and other factors.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times
Prospectus March 1, 2022, as revised May 16, 2022

DWS Latin America Equity Fund

result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Latin America risk. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the US dollar, and devaluation, all of which could decrease the value of the fund. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact fund performance.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Latin America Equity Fund

Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund. The fund typically invests a large portion of its assets in common stocks of companies in Brazil, and, therefore, adverse developments in Brazil may have a significant impact on the fund’s performance. Investments in Brazil are subject to foreign investment risk, currency risk, Latin America risk and emerging markets risk, among other risks described herein.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High yield debt securities are considered speculative, and credit risk for high yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary
Prospectus March 1, 2022, as revised May 16, 2022

DWS Latin America Equity Fund

policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

Prospectus March 1, 2022, as revised May 16, 2022

DWS Latin America Equity Fund

	Returns	Period ending
Best Quarter	36.08%	December 31, 2020
Worst Quarter	-42.52%	March 31, 2020
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/29/2001	-14.28	8.49	2.27
After tax on distribu- tions		-17.15	7.39	1.02
After tax on distribu- tions and sale of fund shares		-6.62	6.49	1.86
Class T before tax		-11.31	9.22	2.62
Class C before tax	5/29/2001	-9.73	8.97	2.12
Class S before tax	12/8/1992	-8.81	10.05	3.14
MSCI Emerging Markets (EM) Latin America Index (reflects no deduc- tion for fees or expenses)		-8.09	1.47	-2.17

	Class Inception	1 Year	5 Years	Since Inception
INST Class before tax	2/2/2015	-8.83	10.06	6.65
MSCI Emerging Markets (EM) Latin America Index (reflects no deduc- tion for fees or expenses)		-8.09	1.47	0.52
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
Itaú USA Asset Management, Inc.
Portfolio Manager(s)
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Latin America Equity Fund

Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Prospectus March 1, 2022, as revised May 16, 2022

DWS Latin America Equity Fund

Fund Details
Additional Information About Fund Strategies and Risks
DWS Emerging Markets Equity Fund
Investment Objective
The fund seeks long-term growth of capital.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund considers “emerging markets” to include any countries or markets (i) currently classified as low-to-middle income economies by the World Bank; or (ii) currently considered to be developing by the International Finance Corporation or the United Nations or its authorities.
The fund considers an issuer to have more than half of its business in emerging markets if at least (i) 50% of the issuer's assets are in an emerging market country, or (ii) 50% of an issuer's revenues or profits are from goods produced or sold, investments made, or services performed in emerging markets.
The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when portfolio management believes these securities may perform at least as well as equities.
The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities. The fund may invest in shares of certain Chinese companies through various “stock connect” programs with local stock exchanges in China.
Management process. Portfolio management generally uses a four step management process. In the first step, using a macroeconomic outlook, portfolio management assesses the general outlook for emerging market equities. The key drivers of this outlook are growth, valuation, and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, portfolio management performs a bottom-up fundamental analysis of the companies in the designated countries and sectors (i.e., an analysis of the salient attributes of the various individual companies), resulting in recommended stocks for the designated countries and sectors and corresponding target prices for those stocks. Salient company attributes that portfolio management may consider include attractiveness of valuation relative to earnings, sustainability of business model, the presence of clearly identifiable catalysts, such as a specific corporate event, and positive share price momentum. Portfolio management may also consider financially material Environmental, Social and Governance (ESG) factors in its fundamental analysis including, but not limited to, a company’s climate transition risk (an assessment of a company’s likely success at managing the transition to a carbon-free world). In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors. In the third step, portfolio management constructs the fund’s portfolio, weighting individual stocks based on management’s assessments and setting individual country and sector market exposure based on management’s outlook. In the fourth and final step, portfolio management actively monitors the fund’s portfolio, including an ongoing assessment of the portfolio’s risks. Portfolio management will typically sell a security if it no longer represents good value relative to fundamentals and/or if it lacks positive catalysts.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to
Prospectus March 1, 2022, as revised May 16, 2022	45	Fund Details

hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes or participation or participatory notes to gain exposure to certain foreign markets that may not permit direct investment.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. Financial reporting standards for companies based in foreign markets differ
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund’s US dollar share price may go down if the value of the local currency of the non−US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. Furthermore, the fund’s use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High yield debt securities are considered speculative, and credit risk for high yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low
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rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Stock Connect risk. Investments in certain equity securities of companies based in the People’s Republic of China (“China” or the “PRC”) listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange may be made through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited or the China Securities Depository and Clearing Corporation Limited and the Hong Kong Securities Clearing Company Limited. Stock Connect is designed to facilitate foreign investment in Class A shares of certain Chinese companies (“China A-Shares”) by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quota limitations on purchases, and once the daily quota is reached the remaining orders for that day are rejected. The daily quota may restrict the fund’s ability to invest in certain China A-Shares on a timely basis, which could affect the fund’s performance. In addition, investing through Stock Connect subjects the fund to the risks of price fluctuations in China A-Shares on days when Stock Connect is not trading because it can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively new in China, untested and subject to change, which could pose risks to the fund. China A-Shares purchased through Stock Connect cannot be sold, purchased or otherwise transferred other than through Stock Connect which may limit the fund’s ability to trade on a timely basis. In addition, any changes to the rules of the program or to tax treatment of shares traded through Stock Connect could have an adverse impact on the fund’s returns.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
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Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
DWS Emerging Markets Fixed Income Fund
Investment Objective
The fund seeks to provide high current income and, secondarily, long-term capital appreciation.
Principal Investment Strategies
Main Investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as “junk bonds”) and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets.
The fund considers “emerging markets” to include, but not to be limited to: (i) the countries or markets that are part of the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index; or (ii) the countries or markets that are classified as “emerging market and developing economies” by the International Monetary Fund (“IMF”) (World Economic Outlook); or (iii) countries listed as low or middle (both lower middle and higher middle) income by the World Bank, if a country is an emerging market and if such country is not listed in the JP Morgan EMBI Global Diversified Index and if it is not classified as an “emerging market and developing economy” by the IMF.
The fund may invest without limit in investment-grade debt securities and in junk bonds, which are those below the fourth credit grade (grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default.
The fund invests at least 50% of total assets in US dollar-denominated securities.
The fund's sovereign debt securities may include participations in and assignments of portions of loans between governments and financial institutions. The fund will normally not invest more than 10% of net assets in debt securities of grade D/C, which are usually in default.
Because the fund may invest in debt securities of varying maturities, the fund’s dollar-weighted average effective portfolio maturity will vary. As of December 31, 2021, the fund had a dollar-weighted average effective portfolio maturity of 5.22 years. Effective maturity is the weighted average of the bonds held by the fund taking into consideration any available maturity shortening features.
Management process. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. Portfolio management may consider financially material Environmental, Social and Governance (ESG) factors in its fundamental analysis. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.
Portfolio management prefers bonds that are denominated in currencies it believes are stable or strengthening currencies, but may invest in bonds denominated in other currencies.
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Portfolio management may focus on the securities of particular issuers, industries, countries or regions at different times.
Derivatives. Portfolio management generally may use futures contracts or options, which are types of derivatives (contracts whose value are based on, for example, indices, currencies or securities) as a hedge against anticipated changes in interest rates, fixed income markets or currency markets, for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), or for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in
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Fund Details

this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
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Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund’s US dollar share price may go down if the value of the local currency of the non−US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. Furthermore, the fund’s use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other
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Fund Details

cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
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For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
DWS ESG Global Bond Fund
Investment Objective
The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States, that meet the Advisor’s sustainability criteria at the time of investment. The fund may, at the discretion of portfolio management, invest up to 20% of net assets in investments that do not meet such sustainability criteria. The fund can buy many types of income producing securities of any stated maturity, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities. The fund is typically invested in at least three different countries, which may include emerging markets.
The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below), and may include debt securities not currently paying interest or in default. The fund will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s assets.
If a fixed income security is rated differently among the three major ratings agencies (i.e. Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: DWS Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; DWS Floating Rate Fund, which invests primarily in senior loans; and, DWS High Income Fund, which invests primarily in high yield bonds.
Because the fund may invest in debt securities of varying maturities, the fund’s dollar-weighted average effective portfolio maturity will vary. As of December 31, 2021, the fund had a dollar-weighted average effective portfolio maturity of 9.15 years. Effective maturity is the weighted average of the bonds held by the fund taking into consideration any available maturity shortening features.
Management process. In choosing investments for the fund, portfolio management uses a proprietary environmental, social and governance (ESG) issuer rating as well as fundamental security analysis.
The ESG rating used by the Advisor to meet the Advisor’s sustainability criteria is DWS’s ESG Quality Assessment rating. This rating is generated by a DWS proprietary ESG tool that evaluates and rates an issuer’s performance across a variety of ESG assessment categories, primarily on the basis of data obtained from multiple third-party ESG data providers and public sources. An additional DWS internal review process allows for changes to the ESG rating. An internal review may occur, for example, if it is deemed that information is not reflected in the existing ESG rating because new information or insights have emerged that the ESG data providers have not yet processed. Examples of information that may be considered in such internal assessments include, but are not limited to, the announcement of new (or withdrawal from previously announced) climate-related commitments, or the resolution of legacy (or involvement in new) controversies. Portfolio management may use its discretion in considering application of internal assessments on a given rating.
A DWS ESG Quality Assessment rating is provided for both corporate and sovereign issuers. For corporate issuers, the DWS ESG Quality Assessment seeks to identify ESG leaders and laggards within industry and region-specific peer groups in terms of overall ESG performance (best-in-class approach). Issuers within the same industry and region-specific peer group are rated on a scale of A (leader) to F (laggard). Issuers with a rating of C or above are deemed to meet the Advisor’s sustainability criteria. In calculating the DWS ESG Quality Assessment rating, the DWS proprietary ESG tool utilizes a proprietary methodology to evaluate ESG scores from multiple third-party data providers across a broad range of ESG-related issues to arrive at a consensus overall quality ranking intended to reflect which companies may be positioned better, and which companies may be more exposed to unmanaged future ESG risks, relative to their peers. The broad range of ESG-related issues covered include, among others, assessments of an issuer’s carbon emissions including its own emissions and those of its products and services, land use and biodiversity, climate change strategy and vulnerability, product safety and quality, employee management issues including equal opportunities and non-discrimination, freedom of association and right to collective bargaining and occupational health and safety, community relations, human rights issues related to supply chain, business ethics and anti-corruption, and corporate governance matters including executive pay, board diversity and board
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independence. For asset-backed and similar securities, the DWS ESG Quality Assessment rating assigned to the issuing agency or entity is used unless an explicit ESG assessment is available from an outside party for the specific asset-backed or similar security. For example, certain mortgage-backed securities are assessed by independent third parties who consider the sustainable impact of the underlying loans such as providing support for affordable housing to low-to-moderate income families or projects that include environmental impact features. For sovereign issuers, the DWS ESG Quality Assessment rating evaluates countries based on traditional indicators including governmental policies and actions on issues such as climate change and natural resources, social conditions, basic needs, institutional strength, and rule of law, in addition to an assessment of political and civil freedom.
In its fundamental analysis, portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. As part of this fundamental analysis, portfolio management may also consider ESG factors other than the DWS Quality Assessment rating, where such ESG factors are deemed to be financially material. These ESG factors may include other separate specialized ratings generated by the ESG tool. Examples of these specialized ratings include the DWS Climate Transition Risk Rating, DWS Norm Rating and DWS Sustainable Development Goals Rating, as well as ratings for involvement in controversial sectors and involvement in controversial weapons.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.
Portfolio management prefers bonds that it believes are denominated in stable or strengthening currencies, but may invest in bonds denominated in other currencies.
Portfolio management may focus on the securities of particular issuers, industries, countries or regions at different times.
Derivatives. Portfolio management generally may use futures contracts and interest rate swap contracts, which are types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) to gain exposure to different parts of the yield curve while managing overall duration. Portfolio management generally may also use credit default swaps (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. Portfolio management generally may also use options, to seek to enhance potential gains by increasing or decreasing the fund’s exposure to a particular sector or market or as a substitute for direct investment. In addition, portfolio management may generally use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains. While portfolio management may periodically hedge exposure to changes in foreign currency exchange rates depending on its current market views, it does not intend to hedge all non-US currency exposure back to the US dollar.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Derivatives used by the fund do not receive a DWS ESG Quality Assessment rating and are not otherwise evaluated using ESG criteria.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures
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which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased
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redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors. The ESG research and ratings used by the Advisor are based on information that is publicly available and/or provided by the companies themselves or by third parties. Such information may be unavailable or unreliable and, with respect to information provided by third parties, may be based on criteria that differs among data providers. The reliability and comparability of the data will affect the proprietary ratings utilized by the Advisor. The ESG ratings utilized by the Advisor are based on peer group comparisons, which may result in a favorable rating for an issuer that might not have received a favorable rating if compared to a broader universe of issuers. Additionally, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
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Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund’s US dollar share price may go down if the value of the local currency of the non−US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. Furthermore, the fund’s use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large
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investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or
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the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
DWS Global Macro Fund
Investment Objective
The fund seeks to achieve total return.
Principal Investment Strategies
Main investments. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange-traded funds (ETFs), and cash. There are generally no limits on asset class exposures, provided that risk parameters are met. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives. In addition, the fund may invest in ETFs, other registered investment companies or exchange-traded notes (ETNs) to gain exposure to certain asset classes, including commodities. The fund’s allocation to different global markets and to different investment instruments will vary depending on the overall economic cycle and assessment by portfolio management. The fund may also invest in asset backed securities, short-term securities and cash equivalents.
The fund can invest in securities of any size, investment style category, maturity, duration or credit quality (including junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below)), and from any country (including emerging markets). Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
Management process. Portfolio management constructs the fund’s portfolio using a combination of top-down macro views and bottom-up research along with risk management strategies. Based on the top-down macro views, the portfolio management team outlines a strategic allocation among asset classes for the portfolio which is a reflection of the team's broad market view. The portfolio management team further takes into consideration news flows, market sentiment and technical factors and then decides on a targeted level of risk. Idea generation, allocation by regions and sectors as well as position sizing are important features of the strategic allocation process during which exposures to different asset classes are determined. Selection of investments is then made using bottom-up fundamental analysis. Portfolio management may consider financially material Environmental, Social and Governance (ESG) factors in its fundamental analysis. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors. The portfolio management team evaluates the strategic allocations and fund investments on an ongoing basis from a risk/return perspective.
Currencies are considered an asset class in their own right by portfolio management and form an integral part of the strategic allocation and the investment selection process. Currencies are actively managed and portfolio management attempts to hedge against undesired currency risk. Portfolio management views currency as an important additional source of alpha-generation. Active currency positions may be taken across developed and emerging market currencies to exploit under- and/or over-valued currencies and to benefit from currency fluctuations. Portfolio management also views currency management as a beneficial source of risk diversification. Completely or partially applied currency hedges may also impact overall fund performance.
Derivatives. Portfolio management takes active currency positions using derivatives (contracts whose value are based on, for example, indices, currencies or securities) such as forward currency contracts, structured notes, futures contracts (including equity index futures) or options contracts. Portfolio management may also generally use forward currency contracts to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.
In addition, portfolio management generally may use futures or options contracts as a substitute for direct investment in a particular asset class, for duration management, for hedging purposes or to keep cash on hand to meet shareholder redemptions. The fund may write covered call options on its portfolio securities to seek to enhance the income generated by the fund’s portfolio. Commodities-linked derivatives may also be used to achieve exposure to commodities.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
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Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the
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Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
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Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Derivatives risk – Options risk. An option is a particular type of derivative instrument that gives the option holder the right, but not the obligation, to buy (call) or sell (put) an underlying security at a specified price on or before a specified date. Specifically, the fund intends to write covered call options and, during the option's life, will forgo any profit resulting from an increase in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call, but will retain the risk of loss if the underlying security declines in value.
Further, as the fund writes covered calls across more of its portfolio, its ability to benefit from capital appreciation may diminish. The fund will have no control over the exercise of the option by the option holder, and once the fund receives an exercise notice, it cannot terminate its obligation by effecting a closing purchase transaction but must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, and may cause the fund to hold a security that it might otherwise sell.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high-yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may
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prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to
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honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Infrastructure-related companies risk. The fund invests in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic). REITs may be more volatile and/or more illiquid than other types of equity securities.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
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For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.
DWS Global Small Cap Fund
Investment Objective
The fund seeks above-average capital appreciation over the long term.
Principal Investment Strategies
Main investments. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index). As of December 31, 2021, the market capitalization of the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index was between $20.4 million and $26.17 billion.
While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US).
The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).
The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. The use of dynamic models allows the investment process to capture changing market factors which can impact the outcome of the portfolio rebalancing process.
At the discretion of portfolio management, systematically selected securities may be excluded from the portfolio based upon additional fundamental considerations, such as fundamental analysts' ratings or the Advisor's Environmental, Social and Governance (ESG) analysis, including when portfolio management believes a security has negative ESG risks and/or characteristics which might have a financially material impact on fund performance. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors and may focus on governance matters in particular. Such variations from the models are expected to be infrequent. Securities excluded on such discretion will be replaced by other systematically selected securities. Other equity investments are selected by portfolio management based on their risk and return profile which in turn points to their ability to help achieve the fund’s target risk and contribute to performance.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Separate dynamic stock selection models created for industry clusters, defined by portfolio management based on its assessment of which S&P GICS sub-industries have the same drivers, are updated on an ongoing basis using data from a leading industry data vendor. Portfolio management with expertise in finance apply ongoing quantitative research to update one industry cluster at a time. Portfolio management intends to update industry clusters on a rotating basis with each cluster updated approximately every 36 months. The dynamic models are used to determine the best combination of performance drivers for stocks in a given industry cluster. Because the models are dynamic, as more data becomes available over time, optimum combination of performance drivers evolves as well. For example, if earnings estimates revisions from analysts start losing their effectiveness as a performance driver in a given industry cluster, the weight attributed to this factor in the model would likely be reduced. The dynamic models are used to generate the expected excess return for each stock in the fund's investment universe. The output from the dynamic models is used as an input by the Advisor's portfolio optimization application which has industry standard forward-looking risk estimates. At each portfolio rebalancing, currently monthly, the portfolio
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construction application is tasked with creating the optimal portfolio that has a systematic risk profile similar to the benchmark based on the forward-looking risk parameters provided by the portfolio construction application. This translates into the portfolio’s systematic market risk, or market beta, being aligned to the benchmark and other systematic risk factors also being neutral vis-a-vis the benchmark.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
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Fund Details

Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High yield debt securities are considered speculative, and credit risk for high yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these
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metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market,
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which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
DWS Latin America Equity Fund
Investment Objective
The fund seeks long-term capital appreciation.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). The fund defines Latin America as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean.
Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.
The fund may invest up to 20% of net assets in the equity securities of US and other non-Latin American issuers and in debt securities including junk bonds (grade BB/Ba and below). The fund may also invest as much as 10% of net assets in debt securities rated B or lower.
The fund may from time to time invest a significant portion of its assets in one or more Latin American countries. The fund may invest in other types of equities, such as convertible stocks and preferred stocks.
Management process. In choosing securities, portfolio management uses a combination of three analytical disciplines:
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Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
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Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
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Analysis of regional themes. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.
Portfolio management may consider financially material Environmental, Social and Governance (ESG) factors in its fundamental research process and when making investment decisions. In evaluating ESG issues, portfolio management refers to internal and external ESG research and other factors.
Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country.
In evaluating non-Latin American investments, portfolio management seeks investments where an issuer’s Latin American business activities and the impact of development in Latin America may have a positive effect on the issuer’s business results.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Other Investment Strategies
Derivatives. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as
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groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “MAIN RISKS” section.
Other recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches
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portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Latin America risk. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the US dollar, and devaluation, all of which could decrease the value of the fund. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact fund performance.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards may be less rigorous in emerging markets countries and there may be significant differences between financial statements prepared in accordance with emerging markets countries’ accounting standards and practices and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of an emerging market country’s issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in emerging markets countries may be unreliable. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses.
There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of issuers in developed countries.
Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund. The fund typically invests a large portion of its assets in common stocks of companies in Brazil, and, therefore, adverse developments in Brazil may have a significant impact on the fund’s performance. Investments in Brazil are subject to foreign investment risk, currency risk, Latin America risk and emerging markets risk, among other risks described herein.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
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Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High yield debt securities are considered speculative, and credit risk for high yield securities is greater than for higher-rated securities.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are modified or reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
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This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
◾
Although major changes tend to be infrequent, each fund’s Board could change a fund's investment objective without seeking shareholder approval. A fund’s Board will provide shareholders with at least 60 days’ notice prior to making any changes to the 80% investment policy of each fund as described herein.
◾
When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
◾
Each fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.
◾
Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.
◾
From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund.
◾
Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
◾
Shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund’s performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact a fund’s liquidity, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect a fund’s performance. These transactions could also adversely impact a fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of a fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce a fund’s assets, which may result in an increase in a fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in each fund. If you want more information on each fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that a fund will achieve its investment objective.
A complete list of each fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date as of which the posted information is current. In addition, each fund’s (except for DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund) top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

Who Manages and Oversees the Funds
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
DWS Emerging Markets Equity Fund	0.70%
DWS Emerging Markets Fixed Income Fund	0.526%*
DWS ESG Global Bond Fund	0.272%*
DWS Global Macro Fund	0.461%*
DWS Global Small Cap Fund	0.80%
DWS Latin America Equity Fund	1.00%
* Reflecting the effect of expense limitations and/or fee waivers then in effect.
The following waivers are currently in effect:
For DWS Emerging Markets Equity Fund, the Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.15%, 1.15%, 1.90%, 0.90%, 0.90% and 0.98% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
For DWS Emerging Markets Fixed Income Fund, the Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.13%, 1.13%, 1.88%, 0.88% and 0.88% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
For DWS ESG Global Bond Fund, the Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds fees and expenses) at ratios no higher than 0.95%, 0.95%, 1.70%, 0.70% and 0.70% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
For DWS Global Macro Fund, the Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.06%, 1.06%, 1.81%, 1.31%, 0.81%, 0.81% and 0.81% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
For DWS Global Small Cap Fund, the Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.38%, 1.38%, 2.13%, 1.13%, 1.13% and 1.13% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
For DWS Latin America Equity Fund, the Advisor has contractually agreed through February 28, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.51%, 1.51%, 2.26%, 1.26% and 1.26% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
DWS ESG Global Bond Fund may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, the Advisor has agreed to apply a management fee credit to the fund equal to the management fee of DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, as applied to the amount of assets invested by the fund in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund.
A discussion regarding the basis for the Board's approval of each fund’s investment management agreement  and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended October 31 and semi-annual period ended April 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.097% of the fund’s average daily net assets for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of a fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of a fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate a fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of each fund have approved the multi-manager structure described herein.
Subadvisor for DWS Emerging Markets Equity Fund
DWS Investments Hong Kong Limited acts as subadvisor to the fund and, as such, provides portfolio management services to the fund. DWS Investments Hong Kong Limited is an investment advisor registered with the SEC and is an indirect, wholly-owned subsidiaries of Deutsche Bank AG. Pursuant to a sub-advisory agreement between DIMA and DWS Investments Hong Kong Limited, DIMA, not the fund, compensates DWS Investments Hong Kong Limited for the services it provides to the fund. DWS Investments Hong Kong Limited is located at Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong. DWS Investments Hong Kong Limited’s assets under management are currently comprised of investment companies.
Subadvisor for DWS Emerging Markets Fixed Income Fund and DWS Global Macro Fund
DWS International GmbH acts as subadvisor to each fund and, as such, provides portfolio management services to each fund. DWS International GmbH, located at Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329, provides advisory services to a variety of types of clients, including affiliated investment companies. DWS International GmbH is an investment advisor registered with the SEC and with the Federal Financial Supervisory Authority
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

in Germany. DWS International GmbH is a direct, wholly-owned subsidiary of DWS Group. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the fund, compensates DWS International GmbH for the services it provides to the fund.
Subadvisor for DWS Latin America Equity Fund
Itaú USA Asset Management, Inc. (IUAM), a subsidiary of Itaú Unibanco S.A., acts as subadvisor to the fund and, as such, provides portfolio management services to the fund. IUAM is an investment advisor registered with the SEC. IUAM is located at 540 Madison Avenue, 24th Floor, New York, New York 10022, and provides discretionary and non-discretionary asset management services to institutional investors and a select number of ultra-high net worth clients. As of December 31, 2021, IUAM had assets under management of $8.509 billion.
Pursuant to a subadvisory agreement between DIMA and IUAM, DIMA, not the fund, compensates IUAM for the services it provides to the fund.
Management
DWS Emerging Markets Equity Fund
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Sean Taylor, Chief Investment Officer APAC. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
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Global Head of Emerging Markets Equities: Hong Kong.
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Joined DWS in 2013 with 21 years of industry experience. Prior to his current role, he served as Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
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MBA, Manchester Business School.
DWS Emerging Markets Fixed Income Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Nicolas Schlotthauer, CEFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.
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Head of Emerging Markets Fixed Income: Frankfurt.
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Master's Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.
Joergen Hartmann, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 2004. Prior to his current role, he served as a member of the DB Real Estate Group.
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Senior Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
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Diplom-Betriebswirt (German Business Administration Master‘s Degree), Goethe University Frankfurt.
Roland Gabert, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 2007. Prior to his current role, he served as a member of the currency team, with focus on emerging markets currencies. Before joining, he worked as an equity trader in international execution at BHF-Bank.
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Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
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Completed Bank Training Program (“Bankkaufmann”) at BHF-Bank; Master’s Degree (”Diplom-Betriebswirt“) and MSc in Business Economics, Frankfurt University of Applied Sciences.
DWS ESG Global Bond Fund
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
◾
Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
◾
Senior Portfolio Manager and Co-Head of US Credit: New York.
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BA and MA in Economics, State University of New York at Albany.
DWS Global Macro Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Henning Potstada, Head of Investment Strategy Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
◾
Joined DWS in 2006.
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Portfolio Manager for Multi Asset: Frankfurt.
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MBA, University of Bayreuth, Germany.
Christoph-Arend Schmidt, CFA, Senior Portfolio Manager and Team Lead Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2008.
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Portfolio Manager for Multi Asset: Frankfurt.
◾
MBA, University of Bayreuth, Germany.
Stefan Flasdick, Portfolio Manager Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2017.
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

◾
Joined DWS in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank / Credit Lyonnais.
Fabian Degen, CFA, Porfolio Manager Multi Asset and Solutions. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined DWS in 2007.
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Portfolio Manager and Analyst: New York.
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Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn (with semester at the University of Maine (USA)).
DWS Global Small Cap Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
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Head of Core Equity and Head of Systematic and Quantitative Management: Americas.
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Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Peter Barsa, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 1999.
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Portfolio Manager for DWS Global Small Cap, US Small Cap Growth and US Small Mid Cap Growth: New York.
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Previously served as equity research analyst covering consumer discretionary and consumer staples and as global small cap equity research generalist.
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BS in Finance, Villanova University.
DWS Latin America Equity Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
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Joined Itaú USA Asset Management, Inc. in 2011.
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Prior to joining Itaú USA Asset Management, Inc., he worked for eight years at Morgan Stanley Investment Management, where he was a member of the Emerging Markets Group and Co-Portfolio Manager in Latin American assets. Prior to this, he was a Portfolio Manager at Deltec Asset Management managing both Latin American and Emerging Markets portfolios.
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BA, Tulane University; MBA, IESE Business School, Barcelona, Spain.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus March 1, 2022, as revised May 16, 2022

Fund Details

Investing in the Funds
This prospectus offers the share classes noted on the front cover. All classes of a fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures:
◾
Class A shares, Class T shares and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who will typically receive compensation for those services.
◾
Class R shares, Class R6 shares and Institutional Class shares are only available to particular investors or through certain programs, as described below.
◾
Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Your financial representative may also charge you additional fees, commissions or other charges.
The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account.
If you’re investing directly with DWS, all of this information applies to you. If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial representative — your provider may have its own policies or instructions and you should follow those. Refer to Appendix B “Sales Charge Waivers and Discounts Available Through Intermediaries” for information about available sales charge waivers and discounts through certain intermediaries.
You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in a fund or similar funds, please refer to tools.finra.org/fund_analyzer/ (this Web site does not form a part of this prospectus).
Each fund, the Distributor and the transfer agent do not provide investment advice or recommendations to existing or potential shareholders with respect to investing in a fund, including which class may be appropriate for you.
Choosing a Share Class
Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you.
We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial representative to determine which class of shares is appropriate for you.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Prospectus March 1, 2022, as revised May 16, 2022	82	Investing in the Funds

Classes and features	Points to help you compare
Class A
◾Sales charge of up to 5.75%
(DWS Emerging Markets
Equity Fund, DWS Global
Macro Fund, DWS Global Small
Cap Fund and DWS Latin
America Equity Fund) or 4.50%
(DWS Emerging Markets Fixed
Income Fund and DWS ESG
Global Bond Fund) charged
when you buy shares
◾In most cases, no charge when
you sell shares
◾Up to 0.25% annual share-
holder servicing fee

◾Some investors may be able to
reduce or eliminate their sales
charge; see “Class A Shares”
and Appendix B
◾Total annual expenses are
lower than those for Class C
◾Distributions are generally
higher than Class C

Class T
◾Sales charge of up to 2.50% charged when you buy shares ◾No charge when you sell shares ◾0.25% annual distribution/ shareholder servicing fee
◾Only available through certain
financial intermediaries
◾Not available for purchase
◾Generally, lower sales charge
than Class A when you buy
shares
◾Total annual expenses are
lower than those for Class C
◾Unlike Class A, Class T inves-
tors are not able to reduce or
eliminate their sales charge
using any of the purchase privi-
leges described in “Class A
Shares”
◾No exchange privileges
◾Distributions are generally
higher than Class C

Class C
◾No sales charge when you buy
shares
◾Deferred sales charge of
1.00%, charged when you sell
shares you bought within the
last year
◾0.75% annual distribution fee
and up to 0.25% annual share-
holder servicing fee

◾Unlike Class A and Class T,
Class C does not have a sales
charge when buying shares,
but has higher annual expenses
and a one year deferred sales
charge
◾Distributions are generally
lower than Class A and Class T
◾Maximum investment applies
◾Class C automatically converts
to Class A after 8 years,
provided that records held by
the fund or your financial inter-
mediary verify Class C shares
have been held for at least
8 years

Class R
◾No sales charge when you buy shares and no deferred sales charge when you sell shares ◾0.25% annual distribution fee and up to 0.25% annual share- holder servicing fee	◾Only available to participants in certain retirement plans ◾Distributions are generally higher than Class C but lower than Class A, Class T, Class S or Institutional Class

Class R6
◾No sales charge when you buy shares and no deferred sales charge when you sell shares	◾Only available to participants in certain qualifying plans and programs
Institutional Class
◾No sales charge when you buy shares and no deferred sales charge when you sell shares
◾Only available to certain institu-
tional investors; typically
$1,000,000 minimum initial
investment
◾Distributions are generally
higher than Class A, Class T,
Class C and Class R, and may
be higher than Class S,
depending on relative expenses

Class S
◾No sales charge when you buy shares and no deferred sales charge when you sell shares
◾Total annual expenses are
lower than those for Class A,
Class T, Class C and Class R
◾Distributions are generally
higher than Class A, Class T,
Class C and Class R, and may
be higher than Institutional
Class, depending on relative
expenses

The sales charge on purchases of Class A and Class T shares and the contingent deferred sales charge (CDSC) on redemptions of Class A and Class C shares are paid to the fund’s distributor, DDI, who may distribute all or a portion of the sales charge to your financial representative. In certain instances described below, a sales charge may be waived by DDI or your financial representative. If your financial representative agrees to waive any sales charge due to it from DDI, DDI will not collect the sales charge on your investment or redemption.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from each fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (see Appendix B). For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from each fund or through another intermediary. In all instances, it is your responsibility to notify a fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.
Class A Shares
Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.
Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

Class A shares of DWS Emerging Markets Equity Fund, DWS Global Macro Fund, DWS Global Small Cap Fund and DWS Latin America Equity Fund have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as % of offering price[1,2]	Front-end sales charge as % of your net investment[2]
Under $50,000	5.75%	6.10%
$50,000–$99,999	4.50	4.71
$100,000–$249,999	3.50	3.63
$250,000–$499,999	2.60	2.67
$500,000–$999,999	2.00	2.04
$1 million or more	see below	see below
Class A shares of DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as a % of offering price[1,2]	Front-end sales charge as a % of your net investment[2]
Under $100,000	4.50%	4.71%
$100,000–$249,999	3.50	3.63
$250,000–$499,999	2.60	2.67
$500,000–$999,999	2.00	2.04
$1 million or more	see below	see below
1
The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
2
Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
You may be able to lower your Class A sales charge if:
◾
you indicate your intent in writing to invest at least $50,000 ($100,000 for DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund) in any share class of any retail DWS fund (excluding direct purchase of DWS money market funds) over the next 24 months (Letter of Intent);
◾
your holdings in all share classes of any retail DWS fund (excluding shares in DWS money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) you already own plus the amount you’re investing now in Class A shares is at least $50,000 ($100,000 for DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund) (Cumulative Discount); or
◾
you are investing a total of $50,000 ($100,000 for DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund) or more in any share class of two or more retail DWS funds (excluding direct purchases of DWS money market funds) on the same day (Combined Purchases).
The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.
For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial representative other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.
To receive a reduction in your Class A initial sales charge, you must let your financial representative or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial representative or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.
Information about sales charge discounts is available free of charge. Please visit dws.com, refer to the section entitled “Purchase and Redemption of Shares” in each fund’s Statement of Additional Information or consult with your financial representative. Certain intermediaries may provide different sales charge discounts which are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.
In certain circumstances listed below, you may be able to buy Class A shares without a sales charge.In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.Your financial representative or Shareholder Services can answer questions and help you determine if you are eligible for any of the sales charge waivers.
Class A NAV Sales. Class A shares may be sold at net asset value without a sales charge to:
(1)
investors investing $1 million or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% for DWS Emerging Markets Equity Fund, DWS Global Macro
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

Fund, DWS Global Small Cap Fund and DWS Latin America Equity Fund and 0.85% for DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months for each fund. The CDSC is waived under certain circumstances (see below);
(2)
a current or former director or trustee of DWS mutual funds;
(3)
an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;
(4)
certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families;
(5)
any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (2) and (3);
(6)
persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;
(7)
selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a DWS fund for their clients pursuant to an agreement with DDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;
(8)
unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;
(9)
persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;
(10)
financial service firms that have entered into an agreement with DDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus for information about available sales charge waivers through certain intermediaries;
(11)
DWS/Ascensus 403(b) Plans established prior to October 1, 2003, provided that the DWS/Ascensus 403(b) Plan is a participant-directed plan that has not less than 200 eligible employees;
(12)
Employer-sponsored retirement plans that are maintained by a fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial representatives or insurance companies or serviced by retirement recordkeepers (each, an “Employer-Sponsored Retirement Plan”). For purposes of this sales charge waiver, the term “Employer-Sponsored Retirement Plan” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an “Employer-Sponsored IRA”);
In addition, Class A shares may be sold at net asset value without a sales charge in connection with:
(13)
the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DDI and consistent with regulatory requirements;
(14)
a direct “roll over” of a distribution from a DWS/Ascensus 403(b) Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates into a DWS IRA;
(15)
reinvestment of fund dividends and distributions;
(16)
exchanging an investment in Class A shares of another fund in the DWS funds for an investment in a fund; and
(17)
exchanging an investment in Class C, Class S or Institutional Class shares of the fund for an investment in Class A shares of the same fund pursuant to one of the exchange privileges described in the prospectus.
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.
The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:
(1)
redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Internal Revenue Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Internal Revenue Code Section 457 or a participant-directed qualified retirement plan described in Internal Revenue Code Section 403(b)(7) which is not sponsored by a K-12 school district;
(2)
redemptions by (i) employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) DWS/Ascensus 403(b) Plans;
(3)
redemption of shares of a shareholder (including a registered joint owner) who has died;
(4)
redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);
(5)
redemptions under a fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and
(6)
redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.
In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.
Class T Shares
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Class T shares may make sense for long-term investors. Exchanges from Class T shares of a fund are not permitted to any other class of the fund or any other DWS funds.
Class T shares are available only to investors through certain third party financial intermediaries. Not all financial intermediaries make Class T shares available to their clients. Consult a representative of your financial intermediary about the availability of Class T shares of each fund and the intermediary’s policies, procedures, and other information.
Class T shares have a 12b-1 plan, under which a distribution fee and/or shareholder servicing fee of 0.25% is deducted from class assets each year. Because the 12b-1 fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.
Class T shares of each fund and all DWS funds that offer Class T shares have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as a % of offering price[1,2,3]	Front-end sales charge as a % of your net investment[2]
Under $250,000	2.50%	2.56%
$250,000–$499,999	2.00	2.04
$500,000–$999,999	1.50	1.52
$1 million or more	1.00	1.01
1
The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
2
Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
3
Subsequent purchases cannot be aggregated with prior purchases to qualify for a reduced sales charge.
Information about sales charge discounts is available free of charge. Please visit dws.com, refer to the section entitled “Purchase and Redemption of Shares” in each fund’s Statement of Additional Information or consult with your financial representative.
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

There are generally no sales charge waivers for Class T share purchases. However, the sales charge will be waived if you are reinvesting dividends or distributions.
Unlike Class A shares, purchases of Class T shares are not subject to any sales charge reduction features such as Letters of Intent, Cumulative Discounts, Combined Purchases or a Large Order NAV Purchase Privilege, if applicable, and a sales charge will be assessed on each separate Class T share purchase in any DWS fund. Therefore, depending on the number and amount of purchases in Class T shares, you could end up paying more in sales charges on Class T shares than you would for similar purchases in Class A shares.
Class T shares are not subject to a deferred sales charge.
Class C Shares
Class C shares may appeal to investors who aren’t certain of their investment time horizon.
With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of the distribution fee, the annual expenses for Class C shares are higher than those for Class A and Class T shares (and the performance of Class C shares is correspondingly lower than that of Class A and Class T shares).
Class C shares have a CDSC, but only on shares you sell within one year of buying them:
Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None
This CDSC is waived under certain circumstances described below.
(1)
redemptions by (i) employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) DWS/Ascensus 403(b) Plans;
(2)
redemption of shares of a shareholder (including a registered joint owner) who has died;
(3)
redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);
(4)
redemptions under a fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;
(5)
redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;
(6)
redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus recordkeeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly;
(7)
redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and
(8)
redemptions to satisfy required minimum distributions after age 70 1/2, if you are born before July 1, 1949, and after age 72, if you are born on or after July 1, 1949, from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS IRA accounts).
Your financial representative or Shareholder Services can answer your questions and help you determine if you’re eligible for a CDSC waiver. In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.
While Class C shares do not have an up-front sales charge, their higher annual expenses because of the ongoing 12b-1 fees paid out of fund assets mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.
Orders to purchase Class C shares in excess of $500,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.
Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. (For example, automatic conversion of Class C shares to Class A shares will not apply to fund shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such Class C shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of Class C shares to Class A shares would occur on the
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

basis of the relative net asset values of the two classes without the imposition of any sales charges or other charges. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C shares to Class A shares in the same fund.
Class R Shares
Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.
Eligibility Requirements. You may buy Class R shares if you are a participant in certain retirement plan platforms that offer Class R shares of the fund through a plan level or omnibus account, including:
◾
Section 401(a) and 457 plans
◾
Certain section 403(b)(7) plans
◾
401(k), profit sharing, money purchase pension and defined benefit plans
◾
Non-qualified deferred compensation plans
◾
Individual Retirement Accounts (IRAs)
Class R6 Shares
Class R6 shares have no initial sales charge, deferred sales charge or 12b-1 fees.
Eligibility Requirements. You may buy Class R6 shares if you are a participant in certain qualifying plan or program platforms that offer Class R6 shares of the fund through a plan or program level or omnibus account, including:
◾
Section 401(a) and 457 plans
◾
Certain section 403(b)(7) plans
◾
401(k), profit sharing, money purchase pension and defined benefit plans
◾
A plan administered as a college savings plan under Section 529 of the Internal Revenue Code
◾
Certain individual retirement account (IRA) platform programs trading on an omnibus basis, subject to the discretion and approval of DDI
◾
Non-qualified deferred compensation plans
Class R6 shares generally are not available to retail non-retirement accounts, traditional IRAs that are not held as part of an approved platform program, Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.
Institutional Class Shares
Institutional Class shares have no initial sales charge, deferred sales charge or 12b-1 fees.
You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial representative”). Contact them for details on how to place and pay for your order.
Eligibility Requirements. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):
◾
An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).
◾
An employee benefit plan.
◾
A plan administered as a college savings plan under Section 529 of the Internal Revenue Code.
◾
A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.
◾
A client of the private banking division of Deutsche Bank AG.
◾
A current or former director or trustee of the DWS mutual funds.
◾
An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS funds or a broker-dealer authorized to sell shares in each fund.
Investment Minimum
The minimum initial investment is waived for:
◾
Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS funds purchasing shares for the accounts of their investment advisory clients.
◾
Employee benefit plans that transact through omnibus recordkeepers or that have assets of at least $50 million.
◾
Clients of the private banking division of Deutsche Bank AG.
◾
Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.
◾
A current or former director or trustee of the DWS funds.
◾
An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS funds or a broker-dealer authorized to sell shares of each fund.
◾
Certain financial intermediaries that invest client assets in a fund through an omnibus account on a trading platform approved by the Advisor.
◾
Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account that meets or, in the Advisor’s judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.
◾
Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.
Each fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for a specific employee benefit plan (or family of plans) whose aggregate investment in Institutional Class shares of a fund
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

equals or exceeds the minimum initial investment amount but where an individual plan account or program may not on its own meet such minimum amount.
Class S Shares
Class S shares have no initial sales charge, deferred sales charge or 12b-1 fees.
Class S shares are available through (i) fee-based programs of investment dealers that have special agreements with DDI, (ii) certain group retirement plans, and (iii) certain registered investment advisors, or (iv) by establishing an account directly with each fund’s transfer agent.
Investors who purchase shares through a financial intermediary may be charged ongoing fees for services they provide. This includes investors who purchase Class S shares in connection with certain programs or plans, such as:
◾
Broker-dealers, banks and registered investment advisors (“RIAs”) in connection with a comprehensive or “wrap” fee program or other fee-based program.
◾
Any group retirement, employee stock, bonus, pension or profit-sharing plans.
◾
Plans administered as college savings plans under Section 529 of the Internal Revenue Code.
◾
Persons who purchase shares through a Health Savings Account or a Voluntary Employees’ Benefit Association (“VEBA”) Trust.
Class S shares may also be available on brokerage platforms of firms that have agreements with DDI to offer such shares when acting solely on an agency basis for its customers for the purchase or sale of such shares. If you transact in Class S shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to your broker. Shares of a fund are available in other share classes that have different fees and expenses.
Class S shares are also available to accounts managed by the Advisor, any advisory products offered by the Advisor or DDI and to funds-of-funds managed by the Advisor or its affiliates.
Investment Minimum
The minimum initial investment may be waived for:
◾
Eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms.
Buying, Exchanging and Selling Class A, Class C, Institutional Class and Class S Shares
To contact DWS
By TELEPhone
(800) 728-3337
By Mail
Type	Address
Expedited mail
All Requests	DWS 210 West 10th Street Kansas City, MO 64105-1614
Regular mail
All Requests	DWS P.O. Box 219151 Kansas City, MO 64121-9151

How to Buy Shares
Please note that your account cannot be opened until we receive a completed account application.
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
Through a Financial Representative
Contact your financial representative to obtain a new account application or for instructions about how to set up a new account. Your financial representative can also assist with making additional investments into an existing account.
By Mail or Expedited Mail
To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to “DWS” for the required initial minimum investment for the share class you have selected.
Once your account is established, to make additional investments, send a check made payable to “DWS” and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear,
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.
By Automatic Investment Plan (not available for Institutional Class)
If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS has received the request. Each fund may immediately terminate a shareholder’s Automatic Investment Plan in the event that any item is unpaid by the shareholder’s financial institution.
Other Ways to Buy Shares
The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions.
By Telephone Using QuickBuy (for additional investments only). Call DWS and use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH) or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.
On the Internet (for additional investments only). Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your DWS fund account(s).
By Wire (for additional Institutional Class investments only). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received the next business day after your order is processed. If your wire is not received the next business day, your transaction will be canceled at your expense and risk.
Wire Details
Bank name	State Street Bank Boston
Routing Number	011000028
Attention	DWS
DDA Number	9903-5552
FBO	(Account name) (Account number)
Credit	(Fund name, Fund number and, if applicable, class name)
Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.
How to Exchange Shares
Requirements and Limits
Class	Exchanging into Another Fund ($)
A C	1,000 minimum into new non-IRA accounts per fund 500 minimum into new IRA accounts per fund 50 minimum into all existing accounts per fund
INST	1,000,000 minimum into new accounts per fund
S	2,500 minimum into new non-IRA accounts per fund 1,000 minimum into new IRA and UTMA/UGMA accounts per fund 50 minimum into all existing accounts per fund
Exchanges between funds are allowed between like share classes. Class A shares may also be exchanged with the following money market fund shares as described in each applicable prospectus: DWS Government & Agency Securities Portfolio – DWS Government & Agency Money Fund shares, DWS Tax-Exempt Portfolio – DWS Tax-Exempt Money Fund shares or DWS Money Market Prime Series – DWS Money Market Fund shares.
Through a Financial Representative
In addition to what is detailed below, your financial representative can assist you with exchanging shares. Please contact your financial representative using the method that is most convenient for you.
By Telephone
Call DWS and use our automated system to place your exchange or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.
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On the Internet
Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another DWS fund.
By Mail or Expedited Mail
Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.
How to Sell Shares
Requirements and Limits
Class	Selling Shares ($)
A C	Check redemption: Up to 100,000. More than 100,000 see “Signature Guarantee” QuickSell to your bank: Minimum 50, maximum 250,000 Wire redemption to your bank: Minimum 1,000
INST	Same as Classes A and C
S	Same as Classes A and C
Through a Financial Representative
In addition to what is detailed below, your financial representative can assist you with selling shares. Please contact your financial representative using the method that is most convenient for you.
By Telephone
Call DWS and use our automated system or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
By Mail or Expedited Mail
Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact DWS (see telephone number on the back cover).
Other Ways to Sell Shares
The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions. Depending on the method you choose to request these redemptions, different transaction maximums may apply.
By Telephone Using QuickSell. Call DWS and use our automated system to request a QuickSell redemption or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish a Systematic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.
On the Internet. Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.
By Wire. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request. For your protection, you may not change the destination bank account over the telephone. To sell by wire, call DWS and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by the time each fund calculates its share price on any given business day to wire to your account the next business day.
How to Buy and Sell Class T Shares
Through a Financial Representative
Class T shares are not available for purchase. In the event that Class T shares become available for purchase, contact your financial representative to obtain a new account application or for instructions about how to set up a new
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account. Your financial representative can also assist with making additional investments into an existing account as well as redemptions on your account.
Please note that your account cannot be opened until we receive a completed account application.
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
T	1,000	500	1,000	500
For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.
How to Buy, Sell and Exchange Class R Shares
If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“shareholder servicing agent”). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that have a sub-shareholder servicing agreement with the funds.
Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.
There is no minimum investment with respect to Class R shares.
Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.
IRA rollovers. You may complete a direct rollover from a retirement plan offering Class R shares to a DWS IRA account by reinvesting up to the full amount of your distribution in Class A, Class C or Class S shares of any DWS fund. Reinvestment into Class A shares will be at net asset value, and subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.
How to Buy, Sell and Exchange Class R6 Shares
If your qualifying plan or program sponsor has selected Class R6 shares as an investment option, you may buy Class R6 shares through your securities dealer or through any institution that is authorized to act as a shareholder servicing agent for your plan or program. Contact them for details on how to enter and pay for your order.
Shareholder servicing agents may charge additional fees to investors for those services, such as cash management or special trust or retirement investment reporting.
There is no minimum investment with respect to Class R6 shares.
Instructions for buying and selling shares must generally be submitted by a qualifying plan or program administrator, not by plan or program participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account and how to buy, sell and exchange Class R6 shares.
IRA rollovers. You may complete a direct rollover from a retirement plan offering Class R6 shares to a DWS IRA account by reinvesting up to the full amount of your distribution in Class A, Class C or Class S shares of any DWS fund. Reinvestment into Class A shares will be at net asset value, and subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R6 shares, you will lose the privilege of purchasing Class R6 shares in the future.
Financial Intermediary Support Payments (not applicable to Class R6)
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any recordkeeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor
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and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of each fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of each fund attributable to the financial representative, a flat fee of up to $95,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of each fund or of any particular share class of each fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Policies You Should Know About
Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial representative.
If you are investing through a financial representative or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial representatives or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial representative or other intermediary may charge fees separate from those charged by a fund and may be compensated by a fund.
Policies About Transactions
Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time. All transactions are processed at
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the share price next calculated after the order or instruction is received in “good order.” (See “How each Fund Calculates Share Price.”)
An order to buy or sell shares received in good order prior to the close of regular trading on the New York Stock Exchange, on a day each fund is open for business, will generally be effected at the share price calculated that day. An order received in good order after such time will generally be effected at the share price calculated on the next business day. A temporary intraday suspension or disruption of regular trading on the New York Stock Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which each fund calculates its share price on that day. In the event of an early close of regular trading on the New York Stock Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, each fund will calculate its share price as of the early close on that day. In such event, an order received in good order before the early close will generally be effected at the share price calculated that day and an order received in good order after the early close will generally be effected at the share price calculated on the next business day.
In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by each fund, we will provide you with written notification and we may reject your application and order.
Because orders placed through a financial representative must be forwarded to the transfer agent, you’ll need to allow extra time for your order to be processed. Your financial representative should be able to tell you approximately when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.
In the exercise of its sole discretion, each fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account. Specifically, each fund reserves the right to involuntarily redeem an account (i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to each fund. Each fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if a fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.
With certain limited exceptions, only US residents may invest in each fund.
Good order. We reserve the right to reject any order or instruction that is not in “good order.” Good order generally means that the order or instruction:
◾
is complete and accurate (e.g., includes the account number, fund name, and amount of the transaction);
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is provided by a person authorized to act for your account;
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is accompanied by any required signatures, including signature guarantees or notarized signatures; and
◾
is accompanied by any required supporting documentation.
Good order requirements are established by the fund or the transfer agent, depend on the type of account or transaction, and may be changed or waived at any time. Contact DWS if you have any questions.
Sub-Minimum Balances for Class A, T and C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).
Sub-Minimum Balances for Institutional Class. Each fund may redeem your shares and close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.
Sub-Minimum Balances for Class S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).
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Account Maintenance Fee for Classes A, C and S. Each fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.
The account maintenance fee will not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; (v) accounts held by shareholders who maintain $50,000 or more in aggregate assets in DWS fund shares; (vi) shareholders who consent to electronic delivery for all documents (which include statements, prospectuses, annual and semi-annual reports, and other materials), except for tax forms; (vii) Uniform Gift to Minors (UGMA) and Uniform Transfer to Minors (UTMA) accounts; (viii) Coverdell Education Savings Account (ESA) accounts; and (ix) IRA accounts for shareholders beginning in the year in which they turn age 70 1/2, if you are born before July 1, 1949, or age 72, if you are born on or after July 1, 1949. You may elect to receive electronic delivery of DWS fund materials by registering on dws.com or by calling the telephone number on the back cover.
Overnight delivery of DWS fund materials. You may request to receive a paper copy of any DWS fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund’s shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. Each fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder’s activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.
In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary’s policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds’ policy, may permit certain transactions not permitted by the DWS funds’ policies, or prohibit transactions not subject to the DWS funds’ policies.
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The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “How each Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
Each fund’s market timing policies and procedures may be modified or terminated at any time.
The automated information line is available 24 hours a day by calling DWS at the telephone number on the back cover. You can use our automated telephone service to get information on DWS funds generally and on accounts held directly at DWS. You can also use this service to request share transactions.
Telephone and Internet transactions. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate telephone number on the back cover.
Transactions by telephone or over the Internet are not without risk. We recommend that you take steps to protect your account information and, when transacting over the Internet, that you use a secure Internet browser. As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests.
Responsibility for fraud. Each fund and its service providers, including DWS, shall not be liable for any loss incurred by reason of a fund accepting unauthorized transaction requests for your account if the fund reasonably believes the instructions to be genuine. In order to safeguard your account, you should keep all account information private and review all confirmation statements and other account-related communications as soon as you receive them. We will consider all transactions to be properly processed if discrepancies are not reported promptly. Contact us immediately if you suspect that someone has gained unauthorized access to your account. The DWS Account Security Program provides further information on how you can protect your account. Visit the Investor Resource Center at dws.com for more information.
Each fund does not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.
When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.
Each fund accepts payment for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to DWS and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.
Signature Guarantee. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don’t need a signature guarantee. Also, generally you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.
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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.
Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call DWS (see telephone number on the back cover) or contact your financial representative for more information.
When you sell shares that have a CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, we use the first day of the month in which you bought shares to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another, however, shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.
If you sell shares in a DWS fund for which you paid a sales charge and then decide to invest with DWS again within six months, you may be able to take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS (this may result in a tax liability for federal income tax purposes). You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.
The reinstatement feature is not available to Class T shareholders. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.
Class A to Institutional Class in the Same Fund Exchange Privilege. Investors who have invested in Class A shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class A shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Institutional Class shares of the same fund.
Class A to Class S in the Same Fund Exchange Privilege. Investors who have invested in Class A shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class S shares of the same fund.
Class A or Class C to Class T in the Same Fund Exchange Privilege (if Class T Shares are available for a Fund). Investors who have invested in Class A or Class C shares through a broker-dealer or other financial intermediary, bank or registered investment adviser may become eligible to invest in Class T shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A or Class C shares for Class T shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm where the Class T shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A or Class C shares of a fund for Class T shares of the same fund. Financial intermediaries may have their own policies and procedures about exchanges into Class T.
Class C to Class A, Class S or Institutional Class in the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or “wrap” fee program or other fee-based program
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares, Class S shares or Institutional Class shares by reason of their participation in such a program. In addition, investors who have invested in Class C shares as part of an Employer-Sponsored Retirement Plan or an Employer-Sponsored IRA may potentially become eligible to invest in Class A shares by reason of their investment in such Employer-Sponsored Retirement Plan or Employer-Sponsored IRA. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program or involving the Employer-Sponsored Retirement Plan or Employer-Sponsored IRA where the Class A shares, Class S shares or Institutional Class shares (as applicable) are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares, Class S shares or Institutional Class shares of the same fund.
Class S to Institutional Class in the Same Fund Exchange Privilege. Investors who have invested in Class S shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class S shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class S shares of a fund for Institutional Class shares of the same fund.
Class S or Institutional Class to Class A in the Same Fund Exchange Privilege. Exchanges by a financial intermediary of Class S or Institutional Class shares for Class A shares of the same fund are allowed without the imposition of a sales charge in connection with a change in account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Class S or Institutional Class shares. The availability of this exchange privilege and sales charge waiver depends on the policies, procedures and trading platforms of the intermediary. Investors should contact their financial intermediary to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class S or Institutional Class shares of a fund for Class A shares of the same fund.
Class A, Class R, Class S or Institutional Class to Class R6 in the Same Fund Exchange Privilege. Investors who have invested in Class A, Class R, Class S or Institutional Class shares through either a retirement plan platform or a college savings plan under Section 529 of the Internal Revenue Code with plan-level or omnibus accounts held on the books of the fund may potentially become eligible to invest in Class R6 shares by reason of their participation in such plans. Exchanges under this privilege are subject to the discretion of the Distributor and will be processed only as part of a prearranged, plan-level transaction with a qualifying plan program or college savings plan under Section 529 of the Internal Revenue Code. If an exchange by a qualifying plan program or a college savings plan under Section 529 of the Internal Revenue Code is approved, investors holding Class A, Class R, Class S or Institutional Class shares through such plan will exchange those shares for Class R6 shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Investors should contact their plan servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A, Class R, Class S or Institutional Class shares of a fund for Class R6 shares of the same fund.
Institutional Class Exchange Privilege. The following persons may, subject to certain limitations, exchange Institutional Class shares for DWS Money Market Fund shares
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

of DWS Money Market Prime Series: (1) a current or former director or trustee of DWS mutual funds; and (2) an employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS mutual fund family or a broker-dealer authorized to sell shares of the DWS mutual funds.
Money from shares you sell is normally sent out within one business day of when your request is received in good order, regardless of the method of payment (e.g., check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.
Redemptions will generally be in the form of cash, though a fund reserves the right to redeem in kind (as described under “Other Rights We Reserve”). Each fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. Each fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. Each fund may also utilize inter-fund lending, though such use is expected to be rare. Each fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of a fund’s portfolio may be comprised of less-liquid and/or illiquid investments, a fund may be more likely to pay redemption proceeds by giving you securities.
Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see “Other Rights We Reserve.”
How each Fund Calculates Share Price
To calculate net asset value, or NAV, each share class uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A and Class T shares it will be adjusted to allow for any applicable sales charge (see “Choosing a Share Class”). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see “Choosing a Share Class”). To obtain the fund's most recent share price, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
For the underlying mutual funds in which a fund invests, we use the NAV of the underlying mutual funds. For other securities, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn’t price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)
Other Rights We Reserve
You should be aware that we may do any of the following:
◾
withdraw or suspend the offering of shares at any time
◾
withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding
◾
reject a new account application if you don’t provide any required or requested identifying information, or for any other reason
◾
refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law
◾
close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or CDSC); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability
◾
pay you for shares you sell by “redeeming in kind,” that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less
◾
change, add or withdraw various services, fees and account policies (for example, we may adjust a fund’s investment minimums at any time)
Understanding Distributions and Taxes
Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) Each fund may not always pay a dividend or other distribution for a given period.
DWS Emerging Markets Equity Fund, DWS Latin America Equity Fund and DWS Global Small Cap Fund intend to pay dividends and distributions of investment income to their shareholders in December. DWS Global Macro Fund and DWS Emerging Markets Fixed Income Fund intend to pay dividends and distributions of investment income quarterly, specifically, in March, June, September and December. Investment income for DWS ESG Global Bond Fund is declared and paid monthly. Long-term and short-term capital gains, if any, for each fund are declared and paid in December. A fund may distribute at other times as needed.
Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.
For federal income tax purposes, income and capital gain dividends are generally taxable to shareholders. However, dividends, regardless of character, received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be currently taxable.
You can choose how to receive your dividends, whether ordinary or capital gain dividends, and other distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will generally be long-term or short-term depending on how long you owned the shares that were sold. Your ability to deduct capital losses may be limited. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

The federal income tax status of a fund’s earnings you receive and transactions involving your shares generally depends on their type:
Generally taxed at net capital gain rates:	Generally taxed at ordinary income rates:
Fund distributions
◾gains from the sale of securi- ties held (or treated as held) by a fund for more than one year ◾qualified dividend income	◾gains from the sale of securi- ties held (or treated as held) by a fund for one year or less ◾all other taxable income
Transactions involving fund shares
◾gains from selling fund shares held for more than one year	◾gains from selling fund shares held for one year or less

Any direct investments in foreign securities by a fund may be subject to foreign withholding taxes. In that case, a fund’s yield on those securities would generally be decreased. Each fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than 50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. If this election is made, shareholders will generally be able to claim a credit or deduction (subject to certain limitations) on their federal income tax return for, and will be required to include in gross income as a distribution from the fund, their pro rata portion of the income taxes paid by the fund to foreign countries. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.
Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Each fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
For DWS Global Macro Fund: A fund’s use of currency strategies may increase or accelerate the fund’s recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders. Among other consequences, the currency strategies may cause the fund to recognize income in excess of cash received; thus, the fund could be required to liquidate investments, including when it is not advantageous to do so, to meet its distribution requirements and to avoid tax at the fund level.
A fund's ability to pursue its investment strategy and achieve its investment objective may be limited by its intention to qualify as a regulated investment company for federal income tax purposes.
Distributions to individuals and other non-corporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply. It is not clear what portion of a fund's distributions will be derived from qualifying dividends and therefore will constitute qualified dividend income; it is not likely that a significant portion of DWS Emerging Markets Fixed Income Fund's and DWS ESG Global Bond Fund's distributions will constitute qualified dividend income.
Your fund will send you detailed federal income tax information early each year. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by a fund, and net gains recognized on the sale, redemption or exchange of shares of a fund.
If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after a fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.
If a fund’s distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.
Corporations are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends received deduction to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met. DWS Emerging Markets
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

Equity Fund, DWS Emerging Markets Fixed Income Fund, DWS ESG Global Bond Fund and DWS Latin America Equity Fund do not expect a significant portion of their distributions to be eligible for the dividends received deduction.
Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences. Special tax rules apply to individuals investing through tax-advantaged investment plans. Please consult your own tax advisor with respect to the tax consequences of an investment in a fund through such plan.
The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in a fund. For more information, see “Taxes” in the Statement of Additional Information.
Prospectus March 1, 2022, as revised May 16, 2022

Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. Beginning with the 2019 fiscal year, this information was audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report (see
“Shareholder reports” on the back cover). The information prior to fiscal year 2019 was audited by another independent registered public accounting firm. Because Class T shares of DWS Emerging Markets Fixed Income Fund, DWS ESG Global Bond Fund and DWS Latin America Equity Fund had not commenced operations as of the date of this prospectus, financial highlights information is not available for those share classes of those funds.

DWS Emerging Markets Equity Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$21.32	$19.59	$17.74	$19.54	$15.71
Income (loss) from investment operations:
Net investment income[a]	.17	.14	.48	.19	.10
Net realized and unrealized gain (loss)	1.14	1.96	1.47	(1.90)	3.77
Total from investment operations	1.31	2.10	1.95	(1.71)	3.87
Less distributions from:
Net investment income	(.26)	(.37)	(.10)	(.09)	(.04)
Net asset value, end of period	$22.37	$21.32	$19.59	$17.74	$19.54
Total Return (%)[b,c]	6.07	10.75	11.04	(8.79)	24.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	18	23	9	10
Ratio of expenses before expense reductions (%)	1.28	1.31	1.36	1.55	1.86
Ratio of expenses after expense reductions (%)	1.15	1.15	1.15	1.15	1.35
Ratio of net investment income (%)	.68	.73	2.49	.98	.59
Portfolio turnover rate (%)	94	57	32	34	14

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
Prospectus March 1, 2022, as revised May 16, 2022	103	Financial Highlights

DWS Emerging Markets Equity Fund — Class T
	Years Ended October 31,				Period Ended
	2021	2020	2019	2018	10/31/17[a]
Selected Per Share Data
Net asset value, beginning of period	$21.32	$19.59	$17.74	$19.54	$17.54
Income (loss) from investment operations:
Net investment income[b]	.16	.16	.39	.19	.13
Net realized and unrealized gain (loss)	1.15	1.94	1.56	(1.90)	1.87
Total from investment operations	1.31	2.10	1.95	(1.71)	2.00
Less distributions from:
Net investment income	(.26)	(.37)	(.10)	(.09)	—
Net asset value, end of period	$22.37	$21.32	$19.59	$17.74	$19.54
Total Return (%)[c,d]	6.07	10.75	11.04	(8.79)	11.40*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	12	11	10	11
Ratio of expenses before expense reductions (%)	1.21	1.25	1.30	1.43	1.65**
Ratio of expenses after expense reductions (%)	1.15	1.15	1.15	1.15	1.15**
Ratio of net investment income (%)	.65	.82	2.07	.97	1.70**
Portfolio turnover rate (%)	94	57	32	34	14[e]

a	For the period from June 5, 2017 (commencement of operations) to October 31, 2017.
b	Based on average shares outstanding during the period.
c	Total return does not reflect the effect of any sales charges.
d	Total return would have been lower had certain expenses not been reduced.
e	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.
*	Not annualized
**	Annualized
Prospectus March 1, 2022, as revised May 16, 2022	104	Financial Highlights

DWS Emerging Markets Equity Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$18.92	$17.38	$15.77	$17.43	$14.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.00)*	.26	.06	(.01)
Net realized and unrealized gain (loss)	1.01	1.72	1.35	(1.72)	3.37
Total from investment operations	1.00	1.72	1.61	(1.66)	3.36
Less distributions from:
Net investment income	(.07)	(.18)	—	—	—
Net asset value, end of period	$19.85	$18.92	$17.38	$15.77	$17.43
Total Return (%)[b,c]	5.32	9.89	10.21	(9.52)	23.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	6	3	3
Ratio of expenses before expense reductions (%)	1.99	2.02	2.08	2.26	2.57
Ratio of expenses after expense reductions (%)	1.90	1.90	1.90	1.90	2.09
Ratio of net investment income (loss) (%)	(.05)	(.00)**	1.55	.31	(.09)
Portfolio turnover rate (%)	94	57	32	34	14

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Amount is less than .005%.
Prospectus March 1, 2022, as revised May 16, 2022	105	Financial Highlights

DWS Emerging Markets Equity Fund — Class R6
	Years Ended October 31,			Period Ended
	2021	2020	2019	10/31/18[a]
Selected Per Share Data
Net asset value, beginning of period	$21.63	$19.87	$17.99	$18.68
Income (loss) from investment operations:
Net investment income[b]	.27	.19	.48	.02
Net realized and unrealized gain (loss)	1.12	2.00	1.54	(.71)
Total from investment operations	1.39	2.19	2.02	(.69)
Less distributions from:
Net investment income	(.32)	(.43)	(.14)	—
Net asset value, end of period	$22.70	$21.63	$19.87	$17.99
Total Return (%)[c]	6.36	11.06	11.32	(3.69)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	846	126	25	10
Ratio of expenses before expense reductions (%)	.90	1.26	1.21	1.41**
Ratio of expenses after expense reductions (%)	.90	.90	.90	.90**
Ratio of net investment income (%)	1.11	.95	2.51	.63**
Portfolio turnover rate (%)	94	57	32	34[d]

a	For the period from September 7, 2018 (commencement of operations) to October 31, 2018.
b	Based on average shares outstanding during the period.
c	Total return would have been lower had certain expenses not been reduced.
d	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2018.
*	Not annualized
**	Annualized
Prospectus March 1, 2022, as revised May 16, 2022	106	Financial Highlights

DWS Emerging Markets Equity Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$21.61	$19.86	$17.99	$19.81	$15.92
Income (loss) from investment operations:
Net investment income[a]	.24	.21	.55	.28	.21
Net realized and unrealized gain (loss)	1.14	1.97	1.46	(1.96)	3.76
Total from investment operations	1.38	2.18	2.01	(1.68)	3.97
Less distributions from:
Net investment income	(.32)	(.43)	(.14)	(.14)	(.08)
Net asset value, end of period	$22.67	$21.61	$19.86	$17.99	$19.81
Total Return (%)[b]	6.36	11.02	11.29	(8.54)	25.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	216	208	28	9
Ratio of expenses before expense reductions (%)	.98	1.00	1.05	1.18	1.34
Ratio of expenses after expense reductions (%)	.90	.90	.90	.90	.97
Ratio of net investment income (%)	.96	1.05	2.82	1.40	1.14
Portfolio turnover rate (%)	94	57	32	34	14

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
Prospectus March 1, 2022, as revised May 16, 2022	107	Financial Highlights

DWS Emerging Markets Equity Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$21.63	$19.87	$18.00	$19.82	$15.94
Income (loss) from investment operations:
Net investment income[a]	.19	.19	.48	.24	.15
Net realized and unrealized gain (loss)	1.17	1.98	1.52	(1.93)	3.81
Total from investment operations	1.36	2.17	2.00	(1.69)	3.96
Less distributions from:
Net investment income	(.30)	(.41)	(.13)	(.13)	(.08)
Net asset value, end of period	$22.69	$21.63	$19.87	$18.00	$19.82
Total Return (%)[b]	6.27	10.92	11.19	(8.61)	25.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	191	203	89	65
Ratio of expenses before expense reductions (%)	1.04	1.09	1.12	1.31	1.57
Ratio of expenses after expense reductions (%)	.98	.98	.98	.98	1.14
Ratio of net investment income (%)	.75	.99	2.46	1.19	.87
Portfolio turnover rate (%)	94	57	32	34	14

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
Prospectus March 1, 2022, as revised May 16, 2022	108	Financial Highlights

DWS Emerging Markets Fixed Income Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.90	$9.32	$8.73	$9.66	$9.44
Income (loss) from investment operations:
Net investment income[a]	.43	.44	.44	.45	.44
Net realized and unrealized gain (loss)	.29	(.47)	.52	(1.02)	.12
Total from investment operations	.72	(.03)	.96	(.57)	.56
Less distributions from:
Net investment income	(.40)	(.39)	(.37)	(.36)	(.28)
Return of capital	—	—	—	—	(.06)
Total distributions	(.40)	(.39)	(.37)	(.36)	(.34)
Net asset value, end of period	$9.22	$8.90	$9.32	$8.73	$9.66
Total Return (%)[b,c]	8.10	(.13)	11.15	(6.00)	6.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	4	4
Ratio of expenses before expense reductions (%)	1.40	1.43	1.46	1.51	1.41
Ratio of expenses after expense reductions (%)	1.15	1.13	1.11	1.02	1.16
Ratio of net investment income (%)	4.51	4.92	4.86	4.92	4.70
Portfolio turnover rate (%)	36	18	13	115	88

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
Prospectus March 1, 2022, as revised May 16, 2022	109	Financial Highlights

DWS Emerging Markets Fixed Income Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.92	$9.34	$8.75	$9.68	$9.47
Income (loss) from investment operations:
Net investment income[a]	.36	.38	.37	.38	.38
Net realized and unrealized gain (loss)	.30	(.48)	.52	(1.02)	.10
Total from investment operations	.66	(.10)	.89	(.64)	.48
Less distributions from:
Net investment income	(.33)	(.32)	(.30)	(.29)	(.22)
Return of capital	—	—	—	—	(.05)
Total distributions	(.33)	(.32)	(.30)	(.29)	(.27)
Net asset value, end of period	$9.25	$8.92	$9.34	$8.75	$9.68
Total Return (%)[b,c]	7.39	(.86)	10.29	(6.68)	5.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.4	1	1	2
Ratio of expenses before expense reductions (%)	2.25	2.21	2.27	2.24	2.12
Ratio of expenses after expense reductions (%)	1.90	1.88	1.85	1.77	1.91
Ratio of net investment income (%)	3.76	4.18	4.11	4.09	3.97
Portfolio turnover rate (%)	36	18	13	115	88

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
Prospectus March 1, 2022, as revised May 16, 2022	110	Financial Highlights

DWS Emerging Markets Fixed Income Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.89	$9.31	$8.72	$9.65	$9.43
Income (loss) from investment operations:
Net investment income[a]	.45	.46	.47	.47	.47
Net realized and unrealized gain (loss)	.29	(.47)	.51	(1.01)	.12
Total from investment operations	.74	(.01)	.98	(.54)	.59
Less distributions from:
Net investment income	(.42)	(.41)	(.39)	(.39)	(.31)
Return of capital	—	—	—	—	(.06)
Total distributions	(.42)	(.41)	(.39)	(.39)	(.37)
Net asset value, end of period	$9.21	$8.89	$9.31	$8.72	$9.65
Total Return (%)[b]	8.38	.12	11.44	(5.74)	6.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	28	23	20	17
Ratio of expenses before expense reductions (%)	.96	.99	1.03	1.07	.96
Ratio of expenses after expense reductions (%)	.90	.88	.86	.77	.88
Ratio of net investment income (%)	4.76	5.13	5.12	5.16	4.98
Portfolio turnover rate (%)	36	18	13	115	88

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
Prospectus March 1, 2022, as revised May 16, 2022	111	Financial Highlights

DWS Emerging Markets Fixed Income Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.89	$9.31	$8.72	$9.65	$9.44
Income (loss) from investment operations:
Net investment income[a]	.45	.46	.46	.47	.47
Net realized and unrealized gain (loss)	.31	(.47)	.52	(1.02)	.11
Total from investment operations	.76	(.01)	.98	(.55)	.58
Less distributions from:
Net investment income	(.43)	(.41)	(.39)	(.38)	(.31)
Return of capital	—	—	—	—	(.06)
Total distributions	(.43)	(.41)	(.39)	(.38)	(.37)
Net asset value, end of period	$9.22	$8.89	$9.31	$8.72	$9.65
Total Return (%)[b]	8.50	.11	11.38	(5.80)	6.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	45	50	50	61
Ratio of expenses before expense reductions (%)	1.12	1.14	1.17	1.21	1.11
Ratio of expenses after expense reductions (%)	.90	.88	.87	.82	.93
Ratio of net investment income (%)	4.76	5.17	5.11	5.09	4.95
Portfolio turnover rate (%)	36	18	13	115	88

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
Prospectus March 1, 2022, as revised May 16, 2022	112	Financial Highlights

DWS ESG Global Bond Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.67	$9.43	$8.77	$9.27	$9.15
Income (loss) from investment operations:
Net investment income[a]	.05	.10	.21	.23	.22
Net realized and unrealized gain (loss)	(.18)	.26	.67	(.53)	.10
Total from investment operations	(.13)	.36	.88	(.30)	.32
Less distributions from:
Net investment income	(.06)	(.05)	(.18)	(.20)	(.20)
Return of capital	—	(.07)	(.04)	—	—
Total distributions	(.06)	(.12)	(.22)	(.20)	(.20)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$9.48	$9.67	$9.43	$8.77	$9.27
Total Return (%)[b,c]	(1.33)	3.85	10.19	(3.26)	3.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	10	10	13
Ratio of expenses before expense reductions (%)	1.18	1.20	1.32	1.29	1.35
Ratio of expenses after expense reductions (%)	1.00	.95	1.00	.90	.99
Ratio of net investment income (%)	.56	1.07	2.33	2.53	2.36
Portfolio turnover rate (%)	47	104	167	183	116

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	113	Financial Highlights

DWS ESG Global Bond Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.67	$9.43	$8.77	$9.27	$9.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.04	.15	.16	.15
Net realized and unrealized gain (loss)	(.18)	.25	.66	(.53)	.11
Total from investment operations	(.20)	.29	.81	(.37)	.26
Less distributions from:
Net investment income	—	(.02)	(.12)	(.13)	(.14)
Return of capital	—	(.03)	(.03)	—	—
Total distributions	—	(.05)	(.15)	(.13)	(.14)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$9.47	$9.67	$9.43	$8.77	$9.27
Total Return (%)[b,c]	(2.07)	3.09	9.37	(3.98)	2.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.3	1	1	2
Ratio of expenses before expense reductions (%)	2.10	2.03	2.12	2.08	2.12
Ratio of expenses after expense reductions (%)	1.75	1.70	1.75	1.65	1.74
Ratio of net investment income (loss) (%)	(.20)	.38	1.60	1.79	1.60
Portfolio turnover rate (%)	47	104	167	183	116

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	114	Financial Highlights

DWS ESG Global Bond Fund — Institutional Class
Period Ended
10/31/21[a]
Selected Per Share Data
Net asset value, beginning of period	$9.70
Income (loss) from investment operations:
Net investment income[b]	.07
Net realized and unrealized gain (loss)	(.23)
Total from investment operations	(.16)
Less distributions from:
Net investment income	(.08)
Net asset value, end of period	$9.46
Total Return (%)[c]	(1.68)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,030
Ratio of expenses before expense reductions (%)	.96**
Ratio of expenses after expense reductions (%)	.76**
Ratio of net investment income (%)	.86**
Portfolio turnover rate (%)	47[d]

a	For the period from December 1, 2020 (commencement of operations) to October 31, 2021.
b	Based on average shares outstanding during the period.
c	Total return would have been lower had certain expenses not been reduced.
d	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2021.
*	Not annualized
**	Annualized
Prospectus March 1, 2022, as revised May 16, 2022	115	Financial Highlights

DWS ESG Global Bond Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.65	$9.41	$8.76	$9.26	$9.13
Income (loss) from investment operations:
Net investment income[a]	.08	.12	.23	.25	.24
Net realized and unrealized gain (loss)	(.17)	.26	.67	(.52)	.12
Total from investment operations	(.09)	.38	.90	(.27)	.36
Less distributions from:
Net investment income	(.09)	(.06)	(.20)	(.23)	(.23)
Return of capital	—	(.08)	(.05)	—	—
Total distributions	(.09)	(.14)	(.25)	(.23)	(.23)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$9.47	$9.65	$9.41	$8.76	$9.26
Total Return (%)[b]	(.99)	4.12	10.36	(3.02)	3.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	56	47	48	57
Ratio of expenses before expense reductions (%)	.97	.94	1.03	1.01	1.06
Ratio of expenses after expense reductions (%)	.75	.70	.75	.65	.74
Ratio of net investment income (%)	.81	1.30	2.58	2.79	2.59
Portfolio turnover rate (%)	47	104	167	183	116

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	116	Financial Highlights

DWS Global Macro Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.54	$10.16	$10.15	$9.92	$8.61
Income (loss) from investment operations:
Net investment income[a]	.11	.12	.17	.15	.06
Net realized and unrealized gain (loss)	1.20	(.42)	.44	.08	1.25
Total from investment operations	1.31	(.30)	.61	.23	1.31
Less distributions from:
Net investment income	(.09)	(.32)	(.42)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.09)	(.32)	(.60)	—	—
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$10.76	$9.54	$10.16	$10.15	$9.92
Total Return (%)[b,c]	13.74	(3.03)	6.65	2.32	15.21[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	38	10	10	10
Ratio of expenses before expense reductions (%)	1.28	1.32	2.08	2.58	2.63
Ratio of expenses after expense reductions (%)	.97	1.16	1.30	1.02	1.20
Ratio of net investment income (%)	1.03	1.21	1.76	1.49	.66
Portfolio turnover rate (%)	43	136	41	80	121

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
d
The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	117	Financial Highlights

DWS Global Macro Fund — Class T
	Year Ended October 31,	Period Ended
	2021	10/31/20[a]
Selected Per Share Data
Net asset value, beginning of period	$9.36	$10.08
Income (loss) from investment operations:
Net investment income[b]	.11	.10
Net realized and unrealized gain (loss)	1.17	(.51)
Total from investment operations	1.28	(.41)
Less distributions from:
Net investment income	(.09)	(.31)
Net asset value, end of period	$10.55	$9.36
Total Return (%)[c,d]	13.67	(4.21)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	11
Ratio of expenses before expense reductions (%)	1.24	1.23**
Ratio of expenses after expense reductions (%)	.97	1.16**
Ratio of net investment income (%)	1.03	1.20**
Portfolio turnover rate (%)	43	136[e]

a	For the period from December 2, 2019 (commencement of operations) to October 31, 2020.
b	Based on average shares outstanding during the period.
c	Total return does not reflect the effect of any sales charges.
d	Total return would have been lower had certain expenses not been reduced.
e	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2020.
*	Not annualized
**	Annualized
Prospectus March 1, 2022, as revised May 16, 2022	118	Financial Highlights

DWS Global Macro Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.94	$9.48	$9.48	$9.34	$8.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.04	.09	.07	(.01)
Net realized and unrealized gain (loss)	1.11	(.39)	.41	.07	1.18
Total from investment operations	1.14	(.35)	.50	.14	1.17
Less distributions from:
Net investment income	(.01)	(.19)	(.32)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.01)	(.19)	(.50)	—	—
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$10.07	$8.94	$9.48	$9.48	$9.34
Total Return (%)[b,c]	12.79	(3.75)	5.85	1.50	14.32[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	7	2	2	3
Ratio of expenses before expense reductions (%)	2.02	2.03	2.82	3.32	3.34
Ratio of expenses after expense reductions (%)	1.72	1.92	2.05	1.77	1.95
Ratio of net investment income (loss) (%)	.31	.45	1.02	.74	(.10)
Portfolio turnover rate (%)	43	136	41	80	121

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
d
The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	119	Financial Highlights

DWS Global Macro Fund — Class R
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.20	$9.77	$9.77	$9.57	$8.33
Income (loss) from investment operations:
Net investment income[a]	.08	.09	.14	.11	.04
Net realized and unrealized gain (loss)	1.15	(.39)	.42	.09	1.20
Total from investment operations	1.23	(.30)	.56	.20	1.24
Less distributions from:
Net investment income	(.06)	(.27)	(.38)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.06)	(.27)	(.56)	—	—
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$10.37	$9.20	$9.77	$9.77	$9.57
Total Return (%)[b]	13.37	(3.20)	6.35	2.09	14.89[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.2	.3	.4	1
Ratio of expenses before expense reductions (%)	1.70	1.68	2.45	2.80	2.94
Ratio of expenses after expense reductions (%)	1.22	1.43	1.53	1.27	1.44
Ratio of net investment income (%)	.82	.96	1.51	1.13	.44
Portfolio turnover rate (%)	43	136	41	80	121

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c
The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	120	Financial Highlights

DWS Global Macro Fund — Class R6
	Years Ended October 31,		Period Ended
	2021	2020	10/31/19[a]
Selected Per Share Data
Net asset value, beginning of period	$9.36	$9.98	$9.70
Income (loss) from investment operations:
Net investment income[b]	.13	.14	.05
Net realized and unrealized gain (loss)	1.16	(.40)	.23
Total from investment operations	1.29	(.26)	.28
Less distributions from:
Net investment income	(.11)	(.36)	—
Net asset value, end of period	$10.54	$9.36	$9.98
Total Return (%)[c]	13.84	(2.70)	2.89*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	50	44	10
Ratio of expenses before expense reductions (%)	.94	.99	1.82**
Ratio of expenses after expense reductions (%)	.72	.91	.98**
Ratio of net investment income (%)	1.29	1.46	1.55**
Portfolio turnover rate (%)	43	136	41[d]

a	For the period from July 1, 2019 (commencement of operations) to October 31, 2019.
b	Based on average shares outstanding during the period.
c	Total return would have been lower had certain expenses not been reduced.
d	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2019.
*	Not annualized
**	Annualized
Prospectus March 1, 2022, as revised May 16, 2022	121	Financial Highlights

DWS Global Macro Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.34	$9.97	$9.96	$9.72	$8.41
Income (loss) from investment operations:
Net investment income[a]	.14	.14	.20	.18	.08
Net realized and unrealized gain (loss)	1.16	(.40)	.43	.06	1.23
Total from investment operations	1.30	(.26)	.63	.24	1.31
Less distributions from:
Net investment income	(.11)	(.37)	(.44)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.11)	(.37)	(.62)	—	—
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$10.53	$9.34	$9.97	$9.96	$9.72
Total Return (%)[b]	13.97	(2.76)	6.98	2.47	15.58[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	39	16	8	2
Ratio of expenses before expense reductions (%)	.92	1.00	1.67	2.17	2.25
Ratio of expenses after expense reductions (%)	.72	.91	.97	.77	.94
Ratio of net investment income (%)	1.32	1.46	2.10	1.84	.93
Portfolio turnover rate (%)	43	136	41	80	121

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c
The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	122	Financial Highlights

DWS Global Macro Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.32	$9.95	$9.93	$9.69	$8.39
Income (loss) from investment operations:
Net investment income[a]	.12	.14	.20	.17	.09
Net realized and unrealized gain (loss)	1.16	(.40)	.43	.07	1.21
Total from investment operations	1.28	(.26)	.63	.24	1.30
Less distributions from:
Net investment income	(.11)	(.37)	(.43)	—	—
Net realized gains	—	—	(.18)	—	—
Total distributions	(.11)	(.37)	(.61)	—	—
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$10.49	$9.32	$9.95	$9.93	$9.69
Total Return (%)[b]	13.75	(2.72)	7.04	2.48	15.49[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	96	5	5	4
Ratio of expenses before expense reductions (%)	1.04	1.07	1.86	2.32	2.41
Ratio of expenses after expense reductions (%)	.82	.92	.94	.82	.96
Ratio of net investment income (%)	1.18	1.43	2.12	1.72	.94
Portfolio turnover rate (%)	43	136	41	80	121

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c
The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	123	Financial Highlights

DWS Global Small Cap Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$27.97	$27.63	$32.30	$39.97	$35.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.07)	(.02)	(.19)	(.17)
Net realized and unrealized gain (loss)	10.82	.50	.06	(3.12)	7.21
Total from investment operations	10.80	.43	.04	(3.31)	7.04
Less distributions from:
Net realized gains	(.13)	(.09)	(4.71)	(4.36)	(2.73)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$38.64	$27.97	$27.63	$32.30	$39.97
Total Return (%)[b,c]	38.65	1.55	3.02	(9.58)	20.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	35	41	48	64
Ratio of expenses before expense reductions (%)	1.47	1.49	1.50	1.44	1.54
Ratio of expenses after expense reductions (%)	1.35	1.37	1.39	1.40	1.45
Ratio of net investment income (loss) (%)	(.06)	(.26)	(.08)	(.51)	(.47)
Portfolio turnover rate (%)	29	6	14	33	52

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	124	Financial Highlights

DWS Global Small Cap Fund — Class T
	Years Ended October 31,				Period Ended
	2021	2020	2019	2018	10/31/17[a]
Selected Per Share Data
Net asset value, beginning of period	$27.99	$27.66	$32.33	$39.98	$38.14
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.07)	(.02)	(.16)	(.11)
Net realized and unrealized gain (loss)	10.83	.49	.06	(3.13)	1.95
Total from investment operations	10.81	.42	.04	(3.29)	1.84
Less distributions from:
Net realized gains	(.13)	(.09)	(4.71)	(4.36)	—
Net asset value, end of period	$38.67	$27.99	$27.66	$32.33	$39.98
Total Return (%)[c,d]	38.65	1.55	3.02	(9.52)	4.82*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	14	10	10	9	10
Ratio of expenses before expense reductions (%)	1.39	1.41	1.44	1.36	1.51**
Ratio of expenses after expense reductions (%)	1.35	1.37	1.39	1.32	1.44**
Ratio of net investment income (loss) (%)	(.07)	(.26)	(.07)	(.42)	(.68)**
Portfolio turnover rate (%)	29	6	14	33	52[e]

a	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.
b	Based on average shares outstanding during the period.
c	Total return does not reflect the effect of any sales charges.
d	Total return would have been lower had certain expenses not been reduced.
e	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.
*	Not annualized
**	Annualized
Prospectus March 1, 2022, as revised May 16, 2022	125	Financial Highlights

DWS Global Small Cap Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$21.11	$21.03	$26.06	$33.29	$30.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.20)	(.18)	(.38)	(.38)
Net realized and unrealized gain (loss)	8.14	.37	(.14)	(2.49)	6.06
Total from investment operations	7.92	.17	(.32)	(2.87)	5.68
Less distributions from:
Net realized gains	(.13)	(.09)	(4.71)	(4.36)	(2.73)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$28.90	$21.11	$21.03	$26.06	$33.29
Total Return (%)[b,c]	37.61	.79	2.22	(10.26)	20.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	3	9
Ratio of expenses before expense reductions (%)	2.29	2.29	2.29	2.19	2.30
Ratio of expenses after expense reductions (%)	2.10	2.12	2.14	2.15	2.20
Ratio of net investment income (loss) (%)	(.80)	(1.01)	(.84)	(1.24)	(1.22)
Portfolio turnover rate (%)	29	6	14	33	52

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	126	Financial Highlights

DWS Global Small Cap Fund — Class R6
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$30.28	$29.82	$34.32	$42.05	$37.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.01	.06	(.02)	(.01)
Net realized and unrealized gain (loss)	11.73	.54	.15	(3.35)	7.55
Total from investment operations	11.82	.55	.21	(3.37)	7.54
Less distributions from:
Net realized gains	(.13)	(.09)	(4.71)	(4.36)	(2.73)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$41.97	$30.28	$29.82	$34.32	$42.05
Total Return (%)	39.11	1.84	3.41[b]	(9.24)[b]	21.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.3	1	2	3
Ratio of expenses before expense reductions (%)	1.04	1.06	1.07	1.04	1.10
Ratio of expenses after expense reductions (%)	1.04	1.06	1.03	.99	1.10
Ratio of net investment income (loss) (%)	.24	.04	.19	(.05)	(.02)
Portfolio turnover rate (%)	29	6	14	33	52

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	127	Financial Highlights

DWS Global Small Cap Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$30.21	$29.77	$34.31	$42.02	$37.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.00)*	.04	(.08)	(.08)
Net realized and unrealized gain (loss)	11.70	.53	.13	(3.27)	7.58
Total from investment operations	11.77	.53	.17	(3.35)	7.50
Less distributions from:
Net realized gains	(.13)	(.09)	(4.71)	(4.36)	(2.73)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$41.85	$30.21	$29.77	$34.31	$42.02
Total Return (%)	39.03[b]	1.77[b]	3.26[b]	(9.17)[b]	21.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4	9	87
Ratio of expenses before expense reductions (%)	1.15	1.16	1.17	1.07	1.17
Ratio of expenses after expense reductions (%)	1.10	1.12	1.14	1.03	1.17
Ratio of net investment income (loss) (%)	.19	(.02)	.14	(.19)	(.19)
Portfolio turnover rate (%)	29	6	14	33	52

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	128	Financial Highlights

DWS Global Small Cap Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$30.14	$29.69	$34.23	$42.00	$37.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.00)*	.05	(.08)	(.08)
Net realized and unrealized gain (loss)	11.67	.54	.12	(3.33)	7.57
Total from investment operations	11.74	.54	.17	(3.41)	7.49
Less distributions from:
Net realized gains	(.13)	(.09)	(4.71)	(4.36)	(2.73)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$41.75	$30.14	$29.69	$34.23	$42.00
Total Return (%)[b]	38.99	1.81	3.27	(9.33)	21.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170	132	153	181	230
Ratio of expenses before expense reductions (%)	1.13	1.16	1.18	1.14	1.22
Ratio of expenses after expense reductions (%)	1.10	1.12	1.14	1.10	1.20
Ratio of net investment income (loss) (%)	.19	(.01)	.17	(.20)	(.22)
Portfolio turnover rate (%)	29	6	14	33	52

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	129	Financial Highlights

DWS Latin America Equity Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$25.78	$31.18	$25.10	$25.79	$24.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.88	.02	.01	(.04)	.89[b]
Net realized and unrealized gain (loss)	3.78	(5.42)	6.07	.44	1.15
Total from investment operations	4.66	(5.40)	6.08	.40	2.04
Less distributions from:
Net investment income	—	—	—	(1.09)	(.32)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$30.44	$25.78	$31.18	$25.10	$25.79
Total Return (%)[c,d]	18.08	(17.32)	24.22	1.56	8.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	10	15	10	11
Ratio of expenses before expense reductions (%)	1.63	1.69	1.87	1.93	1.90
Ratio of expenses after expense reductions (%)	1.51	1.57	1.66	1.72	1.73
Ratio of net investment income (loss) (%)	2.57	.09	.04	(.16)	3.85[b]
Portfolio turnover rate (%)	115	150	189	203	279

a	Based on average shares outstanding during the period.
b
The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to
$0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

c	Total return does not reflect the effect of any sales charges.
d	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	130	Financial Highlights

DWS Latin America Equity Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$23.97	$29.20	$23.68	$24.32	$22.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	(.16)	(.19)	(.21)	.71[b]
Net realized and unrealized gain (loss)	3.74	(5.07)	5.71	.41	1.07
Total from investment operations	4.12	(5.23)	5.52	.20	1.78
Less distributions from:
Net investment income	—	—	—	(.84)	(.16)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$28.09	$23.97	$29.20	$23.68	$24.32
Total Return (%)[c,d]	17.19	(17.91)	23.31	.83	8.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	1	1	1	3
Ratio of expenses before expense reductions (%)	2.44	2.44	2.62	2.65	2.66
Ratio of expenses after expense reductions (%)	2.26	2.29	2.41	2.47	2.48
Ratio of net investment income (loss) (%)	1.20	(.62)	(.72)	(.87)	3.24[b]
Portfolio turnover rate (%)	115	150	189	203	279

a	Based on average shares outstanding during the period.
b
The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to
$0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

c	Total return does not reflect the effect of any sales charges.
d	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	131	Financial Highlights

DWS Latin America Equity Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$25.91	$31.29	$25.12	$25.81	$24.09
Income (loss) from investment operations:
Net investment income[a]	1.18	.08	.08	.01	.90[b]
Net realized and unrealized gain (loss)	3.57	(5.42)	6.09	.46	1.19
Total from investment operations	4.75	(5.34)	6.17	.47	2.09
Less distributions from:
Net investment income	—	(.04)	—	(1.16)	(.37)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$30.66	$25.91	$31.29	$25.12	$25.81
Total Return (%)[c]	18.33	(17.11)	24.56	1.82	9.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	4	3	6	5
Ratio of expenses before expense reductions (%)	1.29	1.35	1.56	1.53	1.59
Ratio of expenses after expense reductions (%)	1.26	1.32	1.41	1.47	1.47
Ratio of net investment income (%)	3.40	.30	.30	.06	3.94[b]
Portfolio turnover rate (%)	115	150	189	203	279

a	Based on average shares outstanding during the period.
b
The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to
$0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	132	Financial Highlights

DWS Latin America Equity Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$25.89	$31.27	$25.11	$25.80	$24.08
Income (loss) from investment operations:
Net investment income[a]	.93	.10	.09	.02	.99[b]
Net realized and unrealized gain (loss)	3.82	(5.44)	6.07	.44	1.10
Total from investment operations	4.75	(5.34)	6.16	.46	2.09
Less distributions from:
Net investment income	—	(.04)	—	(1.15)	(.37)
Redemption fees	—	—	—	—	.00*
Net asset value, end of period	$30.64	$25.89	$31.27	$25.11	$25.80
Total Return (%)[c]	18.35	(17.12)	24.53	1.82	9.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	244	221	300	254	277
Ratio of expenses before expense reductions (%)	1.32	1.37	1.55	1.59	1.60
Ratio of expenses after expense reductions (%)	1.26	1.32	1.41	1.47	1.48
Ratio of net investment income (%)	2.70	.35	.30	.09	4.28[b]
Portfolio turnover rate (%)	115	150	189	203	279

a	Based on average shares outstanding during the period.
b
The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to
$0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
Prospectus March 1, 2022, as revised May 16, 2022	133	Financial Highlights

Appendix A
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund’s prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge, if any, which may be payable upon redemption. If contingent deferred sales charges were shown, the “Hypothetical Year-End Balance After Fees and Expenses” amounts shown would be lower and the “Annual Fees and Expenses” amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Hypothetical Expense Summary for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.
DWS Emerging Markets Equity Fund — Class A
	Maximum Sales Charge: 5.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.19%	-2.16%	$9,784.09	$689.29
2	10.25%	1.32%	1.44%	$10,144.15	$131.53
3	15.76%	1.32%	5.17%	$10,517.45	$136.37
4	21.55%	1.32%	9.04%	$10,904.49	$141.38
5	27.63%	1.32%	13.06%	$11,305.78	$146.59
6	34.01%	1.32%	17.22%	$11,721.83	$151.98
7	40.71%	1.32%	21.53%	$12,153.20	$157.58
8	47.75%	1.32%	26.00%	$12,600.43	$163.37
9	55.13%	1.32%	30.64%	$13,064.13	$169.39
10	62.89%	1.32%	35.45%	$13,544.89	$175.62
Total					$2,063.10
Prospectus March 1, 2022, as revised May 16, 2022	134	Appendix A

DWS Emerging Markets Equity Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.19%	1.21%	$10,121.48	$368.24
2	10.25%	1.25%	5.01%	$10,501.03	$128.89
3	15.76%	1.25%	8.95%	$10,894.82	$133.72
4	21.55%	1.25%	13.03%	$11,303.37	$138.74
5	27.63%	1.25%	17.27%	$11,727.25	$143.94
6	34.01%	1.25%	21.67%	$12,167.02	$149.34
7	40.71%	1.25%	26.23%	$12,623.29	$154.94
8	47.75%	1.25%	30.97%	$13,096.66	$160.75
9	55.13%	1.25%	35.88%	$13,587.78	$166.78
10	62.89%	1.25%	40.97%	$14,097.33	$173.03
Total					$1,718.37
DWS Emerging Markets Equity Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.94%	3.06%	$10,306.00	$196.97
2	10.25%	2.03%	6.12%	$10,612.09	$212.32
3	15.76%	2.03%	9.27%	$10,927.27	$218.62
4	21.55%	2.03%	12.52%	$11,251.81	$225.12
5	27.63%	2.03%	15.86%	$11,585.99	$231.80
6	34.01%	2.03%	19.30%	$11,930.09	$238.69
7	40.71%	2.03%	22.84%	$12,284.41	$245.78
8	47.75%	2.03%	26.49%	$12,649.26	$253.08
9	55.13%	1.32%	31.15%	$13,114.75	$170.04
10	62.89%	1.32%	35.97%	$13,597.38	$176.30
Total					$2,168.72
Prospectus March 1, 2022, as revised May 16, 2022	135	Appendix A

DWS Emerging Markets Equity Fund — Class R6
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.94%	4.06%	$10,406.00	$95.91
2	10.25%	0.94%	8.28%	$10,828.48	$99.80
3	15.76%	0.94%	12.68%	$11,268.12	$103.85
4	21.55%	0.94%	17.26%	$11,725.61	$108.07
5	27.63%	0.94%	22.02%	$12,201.67	$112.46
6	34.01%	0.94%	26.97%	$12,697.05	$117.02
7	40.71%	0.94%	32.13%	$13,212.55	$121.78
8	47.75%	0.94%	37.49%	$13,748.98	$126.72
9	55.13%	0.94%	43.07%	$14,307.19	$131.86
10	62.89%	0.94%	48.88%	$14,888.06	$137.22
Total					$1,154.69
DWS Emerging Markets Equity Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.94%	4.06%	$10,406.00	$95.91
2	10.25%	1.02%	8.20%	$10,820.16	$108.25
3	15.76%	1.02%	12.51%	$11,250.80	$112.56
4	21.55%	1.02%	16.99%	$11,698.58	$117.04
5	27.63%	1.02%	21.64%	$12,164.19	$121.70
6	34.01%	1.02%	26.48%	$12,648.32	$126.54
7	40.71%	1.02%	31.52%	$13,151.72	$131.58
8	47.75%	1.02%	36.75%	$13,675.16	$136.82
9	55.13%	1.02%	42.19%	$14,219.43	$142.26
10	62.89%	1.02%	47.85%	$14,785.37	$147.92
Total					$1,240.58
Prospectus March 1, 2022, as revised May 16, 2022	136	Appendix A

DWS Emerging Markets Equity Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.02%	3.98%	$10,398.00	$104.03
2	10.25%	1.08%	8.06%	$10,805.60	$114.50
3	15.76%	1.08%	12.29%	$11,229.18	$118.99
4	21.55%	1.08%	16.69%	$11,669.37	$123.65
5	27.63%	1.08%	21.27%	$12,126.80	$128.50
6	34.01%	1.08%	26.02%	$12,602.17	$133.54
7	40.71%	1.08%	30.96%	$13,096.18	$138.77
8	47.75%	1.08%	36.10%	$13,609.55	$144.21
9	55.13%	1.08%	41.43%	$14,143.04	$149.86
10	62.89%	1.08%	46.97%	$14,697.45	$155.74
Total					$1,311.79
DWS Emerging Markets Fixed Income Fund — Class A
	Maximum Sales Charge: 4.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.13%	-0.80%	$9,919.59	$560.00
2	10.25%	1.40%	2.77%	$10,276.69	$141.37
3	15.76%	1.40%	6.47%	$10,646.65	$146.46
4	21.55%	1.40%	10.30%	$11,029.93	$151.74
5	27.63%	1.40%	14.27%	$11,427.01	$157.20
6	34.01%	1.40%	18.38%	$11,838.38	$162.86
7	40.71%	1.40%	22.65%	$12,264.56	$168.72
8	47.75%	1.40%	27.06%	$12,706.09	$174.79
9	55.13%	1.40%	31.64%	$13,163.51	$181.09
10	62.89%	1.40%	36.37%	$13,637.39	$187.61
Total					$2,031.84
Prospectus March 1, 2022, as revised May 16, 2022	137	Appendix A

DWS Emerging Markets Fixed Income Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.13%	1.27%	$10,127.33	$362.31
2	10.25%	1.38%	4.94%	$10,493.93	$142.29
3	15.76%	1.38%	8.74%	$10,873.81	$147.44
4	21.55%	1.38%	12.67%	$11,267.45	$152.77
5	27.63%	1.38%	16.75%	$11,675.33	$158.31
6	34.01%	1.38%	20.98%	$12,097.98	$164.04
7	40.71%	1.38%	25.36%	$12,535.92	$169.97
8	47.75%	1.38%	29.90%	$12,989.72	$176.13
9	55.13%	1.38%	34.60%	$13,459.95	$182.50
10	62.89%	1.38%	39.47%	$13,947.20	$189.11
Total					$1,844.87
DWS Emerging Markets Fixed Income Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.88%	3.12%	$10,312.00	$190.93
2	10.25%	2.25%	5.96%	$10,595.58	$235.21
3	15.76%	2.25%	8.87%	$10,886.96	$241.68
4	21.55%	2.25%	11.86%	$11,186.35	$248.32
5	27.63%	2.25%	14.94%	$11,493.97	$255.15
6	34.01%	2.25%	18.10%	$11,810.06	$262.17
7	40.71%	2.25%	21.35%	$12,134.84	$269.38
8	47.75%	2.25%	24.69%	$12,468.54	$276.79
9	55.13%	1.40%	29.17%	$12,917.41	$177.70
10	62.89%	1.40%	33.82%	$13,382.44	$184.10
Total					$2,341.43
Prospectus March 1, 2022, as revised May 16, 2022	138	Appendix A

DWS Emerging Markets Fixed Income Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.88%	4.12%	$10,412.00	$89.81
2	10.25%	0.96%	8.33%	$10,832.64	$101.97
3	15.76%	0.96%	12.70%	$11,270.28	$106.09
4	21.55%	0.96%	17.26%	$11,725.60	$110.38
5	27.63%	0.96%	21.99%	$12,199.32	$114.84
6	34.01%	0.96%	26.92%	$12,692.17	$119.48
7	40.71%	0.96%	32.05%	$13,204.93	$124.31
8	47.75%	0.96%	37.38%	$13,738.41	$129.33
9	55.13%	0.96%	42.93%	$14,293.44	$134.55
10	62.89%	0.96%	48.71%	$14,870.90	$139.99
Total					$1,170.75
DWS Emerging Markets Fixed Income Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.88%	4.12%	$10,412.00	$89.81
2	10.25%	1.12%	8.16%	$10,815.99	$118.88
3	15.76%	1.12%	12.36%	$11,235.65	$123.49
4	21.55%	1.12%	16.72%	$11,671.59	$128.28
5	27.63%	1.12%	21.24%	$12,124.45	$133.26
6	34.01%	1.12%	25.95%	$12,594.88	$138.43
7	40.71%	1.12%	30.84%	$13,083.56	$143.80
8	47.75%	1.12%	35.91%	$13,591.20	$149.38
9	55.13%	1.12%	41.19%	$14,118.54	$155.17
10	62.89%	1.12%	46.66%	$14,666.34	$161.20
Total					$1,341.70
Prospectus March 1, 2022, as revised May 16, 2022	139	Appendix A

DWS ESG Global Bond Fund — Class A
	Maximum Sales Charge: 4.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	-0.63%	$9,936.78	$542.56
2	10.25%	1.18%	3.16%	$10,316.36	$119.49
3	15.76%	1.18%	7.10%	$10,710.44	$124.06
4	21.55%	1.18%	11.20%	$11,119.58	$128.80
5	27.63%	1.18%	15.44%	$11,544.35	$133.72
6	34.01%	1.18%	19.85%	$11,985.35	$138.83
7	40.71%	1.18%	24.43%	$12,443.19	$144.13
8	47.75%	1.18%	29.19%	$12,918.52	$149.63
9	55.13%	1.18%	34.12%	$13,412.00	$155.35
10	62.89%	1.18%	39.24%	$13,924.34	$161.28
Total					$1,797.85
DWS ESG Global Bond Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	1.45%	$10,144.88	$344.50
2	10.25%	1.19%	5.31%	$10,531.39	$123.02
3	15.76%	1.19%	9.33%	$10,932.64	$127.71
4	21.55%	1.19%	13.49%	$11,349.17	$132.58
5	27.63%	1.19%	17.82%	$11,781.58	$137.63
6	34.01%	1.19%	22.30%	$12,230.46	$142.87
7	40.71%	1.19%	26.96%	$12,696.44	$148.32
8	47.75%	1.19%	31.80%	$13,180.17	$153.97
9	55.13%	1.19%	36.82%	$13,682.34	$159.83
10	62.89%	1.19%	42.04%	$14,203.63	$165.92
Total					$1,636.35
Prospectus March 1, 2022, as revised May 16, 2022	140	Appendix A

DWS ESG Global Bond Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.70%	3.30%	$10,330.00	$172.81
2	10.25%	2.10%	6.30%	$10,629.57	$220.08
3	15.76%	2.10%	9.38%	$10,937.83	$226.46
4	21.55%	2.10%	12.55%	$11,255.02	$233.02
5	27.63%	2.10%	15.81%	$11,581.42	$239.78
6	34.01%	2.10%	19.17%	$11,917.28	$246.74
7	40.71%	2.10%	22.63%	$12,262.88	$253.89
8	47.75%	2.10%	26.19%	$12,618.51	$261.25
9	55.13%	1.18%	31.01%	$13,100.53	$151.74
10	62.89%	1.18%	36.01%	$13,600.97	$157.54
Total					$2,163.31
DWS ESG Global Bond Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.70%	4.30%	$10,430.00	$71.51
2	10.25%	0.96%	8.51%	$10,851.37	$102.15
3	15.76%	0.96%	12.90%	$11,289.77	$106.28
4	21.55%	0.96%	17.46%	$11,745.87	$110.57
5	27.63%	0.96%	22.20%	$12,220.41	$115.04
6	34.01%	0.96%	27.14%	$12,714.11	$119.69
7	40.71%	0.96%	32.28%	$13,227.76	$124.52
8	47.75%	0.96%	37.62%	$13,762.16	$129.55
9	55.13%	0.96%	43.18%	$14,318.15	$134.79
10	62.89%	0.96%	48.97%	$14,896.61	$140.23
Total					$1,154.33
Prospectus March 1, 2022, as revised May 16, 2022	141	Appendix A

DWS ESG Global Bond Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.70%	4.30%	$10,430.00	$71.51
2	10.25%	0.97%	8.50%	$10,850.33	$103.21
3	15.76%	0.97%	12.88%	$11,287.60	$107.37
4	21.55%	0.97%	17.42%	$11,742.49	$111.70
5	27.63%	0.97%	22.16%	$12,215.71	$116.20
6	34.01%	0.97%	27.08%	$12,708.00	$120.88
7	40.71%	0.97%	32.20%	$13,220.14	$125.75
8	47.75%	0.97%	37.53%	$13,752.91	$130.82
9	55.13%	0.97%	43.07%	$14,307.15	$136.09
10	62.89%	0.97%	48.84%	$14,883.73	$141.58
Total					$1,165.11
DWS Global Macro Fund — Class A
	Maximum Sales Charge: 5.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.08%	-2.06%	$9,794.46	$678.79
2	10.25%	1.30%	1.57%	$10,156.86	$129.68
3	15.76%	1.30%	5.33%	$10,532.66	$134.48
4	21.55%	1.30%	9.22%	$10,922.37	$139.46
5	27.63%	1.30%	13.26%	$11,326.49	$144.62
6	34.01%	1.30%	17.46%	$11,745.57	$149.97
7	40.71%	1.30%	21.80%	$12,180.16	$155.52
8	47.75%	1.30%	26.31%	$12,630.83	$161.27
9	55.13%	1.30%	30.98%	$13,098.17	$167.24
10	62.89%	1.30%	35.83%	$13,582.80	$173.43
Total					$2,034.46
Prospectus March 1, 2022, as revised May 16, 2022	142	Appendix A

DWS Global Macro Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.08%	1.32%	$10,132.20	$357.36
2	10.25%	1.26%	5.11%	$10,511.14	$130.05
3	15.76%	1.26%	9.04%	$10,904.26	$134.92
4	21.55%	1.26%	13.12%	$11,312.08	$139.96
5	27.63%	1.26%	17.35%	$11,735.15	$145.20
6	34.01%	1.26%	21.74%	$12,174.05	$150.63
7	40.71%	1.26%	26.29%	$12,629.36	$156.26
8	47.75%	1.26%	31.02%	$13,101.69	$162.11
9	55.13%	1.26%	35.92%	$13,591.70	$168.17
10	62.89%	1.26%	41.00%	$14,100.03	$174.46
Total					$1,719.12
DWS Global Macro Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.83%	3.17%	$10,317.00	$185.90
2	10.25%	2.04%	6.22%	$10,622.38	$213.58
3	15.76%	2.04%	9.37%	$10,936.81	$219.90
4	21.55%	2.04%	12.61%	$11,260.54	$226.41
5	27.63%	2.04%	15.94%	$11,593.85	$233.11
6	34.01%	2.04%	19.37%	$11,937.02	$240.01
7	40.71%	2.04%	22.90%	$12,290.36	$247.12
8	47.75%	2.04%	26.54%	$12,654.16	$254.43
9	55.13%	1.30%	31.22%	$13,122.36	$167.55
10	62.89%	1.30%	36.08%	$13,607.89	$173.75
Total					$2,161.76
Prospectus March 1, 2022, as revised May 16, 2022	143	Appendix A

DWS Global Macro Fund — Class R
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.33%	3.67%	$10,367.00	$135.44
2	10.25%	1.72%	7.07%	$10,707.04	$181.24
3	15.76%	1.72%	10.58%	$11,058.23	$187.18
4	21.55%	1.72%	14.21%	$11,420.94	$193.32
5	27.63%	1.72%	17.96%	$11,795.55	$199.66
6	34.01%	1.72%	21.82%	$12,182.44	$206.21
7	40.71%	1.72%	25.82%	$12,582.02	$212.97
8	47.75%	1.72%	29.95%	$12,994.71	$219.96
9	55.13%	1.72%	34.21%	$13,420.94	$227.17
10	62.89%	1.72%	38.61%	$13,861.15	$234.63
Total					$1,997.78
DWS Global Macro Fund — Class R6
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.83%	4.17%	$10,417.00	$84.73
2	10.25%	0.96%	8.38%	$10,837.85	$102.02
3	15.76%	0.96%	12.76%	$11,275.70	$106.15
4	21.55%	0.96%	17.31%	$11,731.23	$110.43
5	27.63%	0.96%	22.05%	$12,205.18	$114.89
6	34.01%	0.96%	26.98%	$12,698.26	$119.54
7	40.71%	0.96%	32.11%	$13,211.27	$124.37
8	47.75%	0.96%	37.45%	$13,745.01	$129.39
9	55.13%	0.96%	43.00%	$14,300.31	$134.62
10	62.89%	0.96%	48.78%	$14,878.04	$140.06
Total					$1,166.20
Prospectus March 1, 2022, as revised May 16, 2022	144	Appendix A

DWS Global Macro Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.83%	4.17%	$10,417.00	$84.73
2	10.25%	0.94%	8.40%	$10,839.93	$99.91
3	15.76%	0.94%	12.80%	$11,280.03	$103.96
4	21.55%	0.94%	17.38%	$11,738.00	$108.18
5	27.63%	0.94%	22.15%	$12,214.56	$112.58
6	34.01%	0.94%	27.10%	$12,710.47	$117.15
7	40.71%	0.94%	32.27%	$13,226.52	$121.90
8	47.75%	0.94%	37.64%	$13,763.52	$126.85
9	55.13%	0.94%	43.22%	$14,322.32	$132.00
10	62.89%	0.94%	49.04%	$14,903.80	$137.36
Total					$1,144.62
DWS Global Macro Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.83%	4.17%	$10,417.00	$84.73
2	10.25%	1.06%	8.27%	$10,827.43	$112.60
3	15.76%	1.06%	12.54%	$11,254.03	$117.03
4	21.55%	1.06%	16.97%	$11,697.44	$121.64
5	27.63%	1.06%	21.58%	$12,158.32	$126.44
6	34.01%	1.06%	26.37%	$12,637.36	$131.42
7	40.71%	1.06%	31.35%	$13,135.27	$136.59
8	47.75%	1.06%	36.53%	$13,652.80	$141.98
9	55.13%	1.06%	41.91%	$14,190.72	$147.57
10	62.89%	1.06%	47.50%	$14,749.83	$153.38
Total					$1,273.38
Prospectus March 1, 2022, as revised May 16, 2022	145	Appendix A

DWS Global Small Cap Fund — Class A
	Maximum Sales Charge: 5.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.38%	-2.34%	$9,766.19	$707.42
2	10.25%	1.47%	1.11%	$10,110.93	$146.10
3	15.76%	1.47%	4.68%	$10,467.85	$151.25
4	21.55%	1.47%	8.37%	$10,837.36	$156.59
5	27.63%	1.47%	12.20%	$11,219.92	$162.12
6	34.01%	1.47%	16.16%	$11,615.98	$167.84
7	40.71%	1.47%	20.26%	$12,026.03	$173.77
8	47.75%	1.47%	24.51%	$12,450.55	$179.90
9	55.13%	1.47%	28.90%	$12,890.05	$186.25
10	62.89%	1.47%	33.45%	$13,345.07	$192.83
Total					$2,224.07
DWS Global Small Cap Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.38%	1.03%	$10,102.95	$386.99
2	10.25%	1.39%	4.68%	$10,467.67	$142.97
3	15.76%	1.39%	8.46%	$10,845.55	$148.13
4	21.55%	1.39%	12.37%	$11,237.07	$153.47
5	27.63%	1.39%	16.43%	$11,642.73	$159.01
6	34.01%	1.39%	20.63%	$12,063.03	$164.76
7	40.71%	1.39%	24.99%	$12,498.51	$170.70
8	47.75%	1.39%	29.50%	$12,949.71	$176.87
9	55.13%	1.39%	34.17%	$13,417.19	$183.25
10	62.89%	1.39%	39.02%	$13,901.55	$189.87
Total					$1,876.02
Prospectus March 1, 2022, as revised May 16, 2022	146	Appendix A

DWS Global Small Cap Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.13%	2.87%	$10,287.00	$216.06
2	10.25%	2.29%	5.66%	$10,565.78	$238.76
3	15.76%	2.29%	8.52%	$10,852.11	$245.23
4	21.55%	2.29%	11.46%	$11,146.20	$251.88
5	27.63%	2.29%	14.48%	$11,448.26	$258.71
6	34.01%	2.29%	17.59%	$11,758.51	$265.72
7	40.71%	2.29%	20.77%	$12,077.17	$272.92
8	47.75%	2.29%	24.04%	$12,404.46	$280.31
9	55.13%	1.47%	28.42%	$12,842.34	$185.56
10	62.89%	1.47%	32.96%	$13,295.67	$192.11
Total					$2,407.26
DWS Global Small Cap Fund — Class R6
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.04%	3.96%	$10,396.00	$106.06
2	10.25%	1.04%	8.08%	$10,807.68	$110.26
3	15.76%	1.04%	12.36%	$11,235.67	$114.63
4	21.55%	1.04%	16.81%	$11,680.60	$119.16
5	27.63%	1.04%	21.43%	$12,143.15	$123.88
6	34.01%	1.04%	26.24%	$12,624.02	$128.79
7	40.71%	1.04%	31.24%	$13,123.93	$133.89
8	47.75%	1.04%	36.44%	$13,643.64	$139.19
9	55.13%	1.04%	41.84%	$14,183.93	$144.70
10	62.89%	1.04%	47.46%	$14,745.61	$150.43
Total					$1,270.99
Prospectus March 1, 2022, as revised May 16, 2022	147	Appendix A

DWS Global Small Cap Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.13%	3.87%	$10,387.00	$115.19
2	10.25%	1.15%	7.87%	$10,786.90	$121.75
3	15.76%	1.15%	12.02%	$11,202.20	$126.44
4	21.55%	1.15%	16.33%	$11,633.48	$131.31
5	27.63%	1.15%	20.81%	$12,081.37	$136.36
6	34.01%	1.15%	25.47%	$12,546.50	$141.61
7	40.71%	1.15%	30.30%	$13,029.54	$147.06
8	47.75%	1.15%	35.31%	$13,531.18	$152.72
9	55.13%	1.15%	40.52%	$14,052.13	$158.60
10	62.89%	1.15%	45.93%	$14,593.14	$164.71
Total					$1,395.75
DWS Global Small Cap Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.13%	3.87%	$10,387.00	$115.19
2	10.25%	1.13%	7.89%	$10,788.98	$119.64
3	15.76%	1.13%	12.07%	$11,206.51	$124.27
4	21.55%	1.13%	16.40%	$11,640.20	$129.08
5	27.63%	1.13%	20.91%	$12,090.68	$134.08
6	34.01%	1.13%	25.59%	$12,558.59	$139.27
7	40.71%	1.13%	30.45%	$13,044.60	$144.66
8	47.75%	1.13%	35.49%	$13,549.43	$150.26
9	55.13%	1.13%	40.74%	$14,073.79	$156.07
10	62.89%	1.13%	46.18%	$14,618.45	$162.11
Total					$1,374.63
Prospectus March 1, 2022, as revised May 16, 2022	148	Appendix A

DWS Latin America Equity Fund — Class A
	Maximum Sales Charge: 5.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.51%	-2.46%	$9,753.93	$719.80
2	10.25%	1.63%	0.83%	$10,082.64	$161.67
3	15.76%	1.63%	4.22%	$10,422.42	$167.12
4	21.55%	1.63%	7.74%	$10,773.66	$172.75
5	27.63%	1.63%	11.37%	$11,136.73	$178.57
6	34.01%	1.63%	15.12%	$11,512.04	$184.59
7	40.71%	1.63%	19.00%	$11,900.00	$190.81
8	47.75%	1.63%	23.01%	$12,301.03	$197.24
9	55.13%	1.63%	27.16%	$12,715.57	$203.89
10	62.89%	1.63%	31.44%	$13,144.09	$210.76
Total					$2,387.20
DWS Latin America Equity Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.51%	0.90%	$10,090.28	$399.79
2	10.25%	1.62%	4.31%	$10,431.33	$166.22
3	15.76%	1.62%	7.84%	$10,783.91	$171.84
4	21.55%	1.62%	11.48%	$11,148.40	$177.65
5	27.63%	1.62%	15.25%	$11,525.22	$183.66
6	34.01%	1.62%	19.15%	$11,914.77	$189.86
7	40.71%	1.62%	23.17%	$12,317.49	$196.28
8	47.75%	1.62%	27.34%	$12,733.82	$202.92
9	55.13%	1.62%	31.64%	$13,164.22	$209.77
10	62.89%	1.62%	36.09%	$13,609.17	$216.86
Total					$2,114.85
Prospectus March 1, 2022, as revised May 16, 2022	149	Appendix A

DWS Latin America Equity Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.26%	2.74%	$10,274.00	$229.10
2	10.25%	2.44%	5.37%	$10,537.01	$253.89
3	15.76%	2.44%	8.07%	$10,806.76	$260.39
4	21.55%	2.44%	10.83%	$11,083.42	$267.06
5	27.63%	2.44%	13.67%	$11,367.15	$273.90
6	34.01%	2.44%	16.58%	$11,658.15	$280.91
7	40.71%	2.44%	19.57%	$11,956.60	$288.10
8	47.75%	2.44%	22.63%	$12,262.69	$295.48
9	55.13%	1.63%	26.76%	$12,675.94	$203.25
10	62.89%	1.63%	31.03%	$13,103.12	$210.10
Total					$2,562.18
DWS Latin America Equity Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.26%	3.74%	$10,374.00	$128.36
2	10.25%	1.29%	7.59%	$10,758.88	$136.31
3	15.76%	1.29%	11.58%	$11,158.03	$141.36
4	21.55%	1.29%	15.72%	$11,571.99	$146.61
5	27.63%	1.29%	20.01%	$12,001.31	$152.05
6	34.01%	1.29%	24.47%	$12,446.56	$157.69
7	40.71%	1.29%	29.08%	$12,908.33	$163.54
8	47.75%	1.29%	33.87%	$13,387.23	$169.61
9	55.13%	1.29%	38.84%	$13,883.89	$175.90
10	62.89%	1.29%	43.99%	$14,398.99	$182.42
Total					$1,553.85
Prospectus March 1, 2022, as revised May 16, 2022	150	Appendix A

DWS Latin America Equity Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.26%	3.74%	$10,374.00	$128.36
2	10.25%	1.32%	7.56%	$10,755.76	$139.46
3	15.76%	1.32%	11.52%	$11,151.58	$144.59
4	21.55%	1.32%	15.62%	$11,561.95	$149.91
5	27.63%	1.32%	19.87%	$11,987.43	$155.43
6	34.01%	1.32%	24.29%	$12,428.57	$161.15
7	40.71%	1.32%	28.86%	$12,885.94	$167.08
8	47.75%	1.32%	33.60%	$13,360.14	$173.22
9	55.13%	1.32%	38.52%	$13,851.80	$179.60
10	62.89%	1.32%	43.62%	$14,361.54	$186.21
Total					$1,585.01
Additional Index Information
DWS Emerging Markets Equity Fund
MSCI Emerging Markets Index is an unmanaged equity index which captures large and mid-capitalization representation across 25 emerging markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
DWS Emerging Markets Fixed Income Fund
JP Morgan EMBI Global Diversified Index tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The Index limits exposure to any one country.
DWS ESG Global Bond Fund
Bloomberg Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.
DWS Global Macro Fund
ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.
DWS Global Small Cap Fund
S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
DWS Latin America Equity Fund
MSCI Emerging Markets (EM) Latin America Index is an unmanaged equity index which captures large and mid-capitalization representation across 5 emerging markets countries in Latin America. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Prospectus March 1, 2022, as revised May 16, 2022	151	Appendix A

Appendix B
Sales Charge Waivers and Discounts Available Through Intermediaries
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary. The financial intermediary sales charge waivers, discounts and policies disclosed in this Appendix may vary from those disclosed elsewhere in the fund’s prospectus or SAI. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.
The sales charge waivers, discounts and policies described below are applied by the identified financial intermediaries. Please contact the applicable intermediary with any questions regarding how the intermediary applies its waivers, discounts and policies and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.
Merrill Lynch Class A and C Sales Charge Waivers and Discounts
Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in each fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
◾
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
◾
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).
◾
Shares purchased through a Merrill Lynch affiliated investment advisory program.
◾
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
◾
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
◾
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
◾
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◾
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
◾
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
◾
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
◾
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on Class A and C Shares Available at Merrill Lynch
◾
Death or disability of the shareholder.
◾
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Prospectus March 1, 2022, as revised May 16, 2022	152	Appendix B

◾
Return of excess contributions from an IRA Account.
◾
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◾
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
◾
Shares acquired through a right of reinstatement.
◾
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).
◾
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
◾
Breakpoints as described in this prospectus.
◾
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◾
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Class A Waivers Applicable to Purchase Through LPL Financial
For those accounts where LPL Financial is listed as the broker dealer, the Class A sales charge waivers listed under “Class A NAV Sales” in the “Choosing a Share Class” sub-section of the “Investing in the Funds” section of the prospectus apply, except that the Class A sales charge waiver number (12) (relating to purchases of Class A shares by employer-sponsored retirement plans) is replaced with the following waiver:
Class A shares may be purchased without a sales charge by group retirement plans, which are employer-sponsored retirement plans, deferred compensation plans, employee benefit plans (including health savings accounts) and trusts used to fund those plans.
To satisfy eligibility requirements, the plan must be a group retirement plan (more than one participant), the shares cannot be held in a commission-based brokerage account at LPL Financial, and
◾
the shares must be held at a plan level or
◾
the shares must be held through an omnibus account of a retirement plan record-keeper.
Group retirement plans include group employer-sponsored 401(k) plans, employer-sponsored 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.
LPL Financial is responsible for the implementation of this waiver on its platform.
Ameriprise Financial Class A Front-End Sales Charge Waivers
The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following Class A front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
◾
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◾
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◾
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
◾
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Prospectus March 1, 2022, as revised May 16, 2022	153	Appendix B

◾
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◾
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Morgan Stanley Wealth Management Class A Front-End Sales Charge Waivers
Effective July 1, 2018, fund shares purchased through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from, and may be more limited than, those disclosed elsewhere in this fund’s prospectus or SAI.
◾
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◾
Shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
◾
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
◾
Shares purchased through a Morgan Stanley self-directed brokerage account.
◾
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
◾
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Each Entity’s Affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in each fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
◾
Shares purchased in an investment advisory program.
◾
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◾
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◾
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◾
A shareholder in the fund’s Class C shares will have their shares converted by Raymond James at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and C Shares Available at Raymond James
◾
Death or disability of the shareholder.
◾
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
◾
Return of excess contributions from an IRA Account.
◾
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
◾
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◾
Shares acquired through a right of reinstatement.
Prospectus March 1, 2022, as revised May 16, 2022	154	Appendix B

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◾
Breakpoints as described in this prospectus.
◾
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◾
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
JANNEY MONTGOMERY SCOTT LLC CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
◾
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◾
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
◾
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within ninety (90) days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
◾
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◾
Shares acquired through a right of reinstatement.
◾
Class C shares that are no longer subject to a contingent deferred sales charge and are converted by Janney at net asset value to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
◾
Shares sold upon the death or disability of the shareholder.
◾
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
◾
Shares purchased in connection with a return of excess contributions from an IRA account.
◾
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
◾
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◾
Shares acquired through a right of reinstatement.
◾
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
◾
Breakpoints as described in the fund’s prospectus.
◾
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◾
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
EDWARD D. JONES & CO., L.P. (“EDWARD JONES”) – REDUCTIONS IN SALES CHARGES, SALES CHARGE WAIVERS, AND OTHER IMPORTANT POLICIES
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it
Prospectus March 1, 2022, as revised May 16, 2022	155	Appendix B

is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of DWS Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front-end Sales Charge Discounts on Class A Shares Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints
◾
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◾
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of DWS Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
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The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
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ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◾
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◾
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Front-end Sales Charge Waivers on Class A Shares Available at Edward Jones
Class A front-end sales charges are waived for the following shareholders and in the following situations:
◾
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
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Shares purchased in an Edward Jones fee-based program.
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
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Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (i) the proceeds are from the sale of shares within 60 days of the purchase; and (ii) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
◾
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◾
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier by and at the discretion of Edward Jones.
Prospectus March 1, 2022, as revised May 16, 2022	156	Appendix B

Contingent Deferred Sales Charge (“CDSC”) Waivers on Class A and C Shares Available at Edward Jones
If the shareholder purchases Class A or Class C shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◾
The death or disability of the shareholder.
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Systematic withdrawals with up to 10% per year of the account value.
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Return of excess contributions from an Individual Retirement Account (IRA).
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Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRA regulations.
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Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
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Shares exchanged in an Edward Jones fee-based program.
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Shares acquired through NAV reinstatement.
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Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts for Class A and Class C Shares
◾
Initial purchase minimum: $250
◾
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◾
A fee-based account held on an Edward Jones platform.
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A 529 account held on an Edward Jones platform.
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An account with an active systematic investment plan or LOI.
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
OPPENHEIMER & CO. INC. CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS
Effective on or about June 1, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at OPCO
◾
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
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Shares purchased by or through a 529 Plan.
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Shares purchased through an OPCO affiliated investment advisory program.
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
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Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◾
A shareholder in the fund’s Class C shares will have their shares converted by OPCO at net asset value to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
◾
Employees and registered representatives of OPCO or its affiliates and their family members.
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Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on Class A and C Shares Available at OPCO
◾
Death or disability of the shareholder.
◾
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
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Return of excess contributions from an IRA Account.
Prospectus March 1, 2022, as revised May 16, 2022	157	Appendix B

◾
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.
◾
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
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Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◾
Breakpoints as described in this prospectus.
◾
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◾
Letters of Intent as described in this prospectus.
ROBERT W. BAIRD & CO. INC. – CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS
Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. Inc. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◾
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
◾
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
◾
Shares purchased from the proceeds of redemptions from another fund in the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
◾
Shareholders in a fund’s Class C Shares will have their shares converted by Baird at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
◾
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and C Shares Available at Baird
◾
Shares sold due to death or disability of the shareholder.
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Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
◾
Shares bought due to returns of excess contributions from an IRA Account.
◾
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
◾
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
◾
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulations and/or Letters of Intent
◾
Breakpoints as described in the fund’s prospectus.
◾
Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
◾
Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases through Baird within a fund family, over a 13-month period of time.
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective September 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
◾
Class C shares that have been held for more than seven (7) years will be converted by Stifel at net asset value to Class A shares of the same fund pursuant to Stifel’s policies and procedures.
Prospectus March 1, 2022, as revised May 16, 2022	158	Appendix B

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Prospectus March 1, 2022, as revised May 16, 2022	159	Appendix B

To Get More Information
Shareholder reports. Additional information about a fund’s investments is available in a fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about a fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about a fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call the telephone number provided.
Contact Information
DWS	PO Box 219151 Kansas City, MO 64121-9151 dws.com
Shareholders: (800) 728-3337 Investment professionals: (800) 621-5027
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number
Deutsche DWS International Fund, Inc.
DWS Emerging Markets Equity Fund
811-00642
Deutsche DWS Global/International
Fund, Inc.
DWS Emerging Markets Fixed Income
Fund
811-04670
Deutsche DWS Global/International
Fund, Inc.
DWS ESG Global Bond Fund
811-04670
Deutsche DWS International Fund, Inc.
DWS Global Macro Fund
811-00642
Deutsche DWS Global/International
Fund, Inc.
DWS Global Small Cap Fund
811-04670
Deutsche DWS International Fund, Inc.
DWS Latin America Equity Fund
811-00642

(02/01/22) DGINTF2-1